                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21484

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Strategic Total
                                                  Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: 2020 Calamos Court, Naperville,
                                        Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:  James S. Hamman, Jr., Secretary,
                                        Calamos Advisors LLC
                                        2020 Calamos Court
                                        Naperville, Illinois
                                        60563-2787

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2006

DATE OF REPORTING PERIOD: November 1, 2005 through October 31, 2006

ITEM 1. REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(INSERT FINANCIAL STATEMENTS HERE)

                                    (GRAPHIC)

                  CALAMOS(R) STRATEGIC TOTAL RETURN FUND (CSQ)

                                                  ANNUAL REPORT OCTOBER 31, 2006

                                                   (CALAMOS INVESTMENTS(R) LOGO)

Managing Your Calamos Funds Investments

CALAMOS INVESTMENTS offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

GO PAPERLESS!

SIGN UP FOR E-DELIVERY

It's convenient, it's timely and it helps reduce mailbox clutter.

You can view shareholder communications, including fund prospectuses, annual reports and proxy statements online long before the printed publications would have arrived by traditional mail.

Simply visit WWW.CALAMOS.COM and sign up for e-delivery.

STAY CONNECTED @ CALAMOS.COM

Visit WWW.CALAMOS.COM for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE

800.823.7386 Through a single toll-free number, Calamos 24-hour shareholder assistance is fast and easy.

               -    Get fund prices and account balances

               -    Review recent transactions

               -    Order statements, literature and more

PERSONAL ASSISTANCE

800.582.6959 Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

               We encourage you to talk to your financial advisor to determine how CALAMOS INVESTMENTS can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

Table of Contents

Letter to Shareholders ....................................................    1
Economic and Market Review ................................................    3
Investment Team Interview .................................................    4
Schedule of Investments ...................................................    9
Statement of Assets and Liabilities .......................................   17
Statement of Operations ...................................................   18
Statements of Changes In Net Assets .......................................   19
Notes to Financial Statements .............................................   20
Financial Highlights ......................................................   27
Report of Independent Registered Public Accounting Firm ...................   28
Tax Information ...........................................................   29
Trustee Approval of Management Agreement ..................................   30
Trustees & Officers .......................................................   33
Other Information .........................................................   35
About Closed-End Funds ....................................................   37
Leverage ..................................................................   38
Level Rate Distribution Policy and Automatic Dividend
   Reinvestment Plan ......................................................   39
The Calamos Investments Advantage .........................................   40
Calamos Closed-End Funds ..................................................   41

Letter to Shareholders

(PHOTO OF JOHN P. CALAMOS, SR.)

Dear Fellow Shareholders:

We are pleased to submit to you our annual report for the year ended October 31, 2006. As always, we value and look forward to the opportunity to communicate with you.

At CALAMOS INVESTMENTS, we view our communication with you as vitally important, so we encourage you to review this report carefully. Inside, you will find investment team commentary, share price and NAV performance, fund sector allocation, fund holdings and financial highlights regarding your Calamos closed-end fund. We hope that you find this report both informative and relevant to your investment needs, and we welcome your feedback.

For information about your fund throughout the year, we invite you to visit our website at www.calamos.com. There, you can find the most up-to-date fund information. To help you interpret the big picture, we also post monthly manager commentaries, which provide our latest economic and market outlook.

It has been an exciting year for the CALAMOS INVESTMENTS closed-end funds. All four funds delivered strong performance while continuing to provide a stable monthly distribution to shareholders. In fact, strong performance by the Strategic Total Return Fund (the "Fund") portfolio allowed us to raise its monthly distribution during the period by 11%. The Fund is designed to offer investors a defensive approach to equity participation. By combining equities, convertible bonds and higher-yielding corporate securities, the Fund has the potential to generate capital gains as well as income, taking advantage of its flexibility to manage risk and reward over the full course of a market cycle. In effect, the Fund seeks to participate in long-term upward trends of the equity markets but with the added benefit--and potential downside protection--of a stable monthly distribution. For the 12-month period ended October 31, 2006, the Fund delivered an NAV return of 18.03% and a market price return of 17.99%.

At Calamos, one of our key tenets is to maximize risk-adjusted return. One way to improve total return is to reduce expenses, and one way you can help us reduce expenses is to sign up for e-delivery by visiting our website and clicking on the "Go Paperless!" link. By doing so, you will be able to view important shareholder communications online--including fund prospectuses, shareholder reports and proxy statements--long before the printed publications would have arrived by traditional mail.

We are firm believers in remaining positioned for the long term and have long recognized the impossibility of predicting the exact timing of market shifts. Accordingly, we continue to position our portfolios ahead of events and market turns rather than trying to chase them. Based on our view that the economy is in a period of mid-cycle slowdown, which we explain at greater length in the "Economic and Market Review" that follows, we are emphasizing investments in companies with quality characteristics--such as low debt, high return on invested capital, capable management and well-planned business strategies.


                                         Strategic Total Return Fund
                                         Letter to Shareholders ANNUAL REPORT  1

Letter to Shareholders

If you have any questions regarding your investment, you can contact your financial advisor or contact a Calamos Client Service Representative at 800.582.6959, Monday through Friday, 8:00 a.m. to 6:00 p.m. (Central time).

As always, we thank you for your continued trust and the opportunity to help you achieve your financial goals.

Sincerely,


/s/ JOHN P. CALAMOS, SR.
-----------------------------------
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is presented for informational purposes and should not be considered investment advice.


    Strategic Total Return Fund
2   ANNUAL REPORT Letter to Shareholders

Economic and Market Review

          FOR THE LATEST MARKET AND ECONOMIC OUTLOOK, PLEASE VISIT OUR WEBSITE AT WWW.CALAMOS.COM AND SELECT THE "INDIVIDUAL INVESTORS" BUTTON.

Mid-cycle slowdowns are typically characterized by a number of factors, most of which are present today:

-    An end to Fed rate hikes

-    Moderation of energy prices

-    Slowing in the housing market

-    Increasing market volatility

-    Moderation of consumer spending

-    Declining commodity prices

Historically, mid-cycle slowdowns have been accompanied by a shift in market leadership from cyclical investments to growth-oriented investments. Across the Calamos Funds, we are favoring companies we believe have good prospects for sustainable growth and reduced sensitivity to the economy. Our investment discipline and outlook have led us to a number of traditional large-cap growth companies trading at prices we believe are very attractive relative to the broad market and historical values.

This report is presented for informational purposes and should not be considered investment advice.

During the 12-month period ended October 31, 2006, market participants found themselves distracted by crosscurrents of economic data. In the United States, declines in gross domestic product growth, sliding home prices and rising--though modest--inflation troubled investors. Yet, there was better news as well. The Fed paused its rate tightening in August, improving sentiment somewhat. And despite OPEC's decision to reduce oil supplies, gasoline prices dropped. Furthermore, corporate earnings and balance sheets remained strong.

Broadly, stocks advanced in the U.S. market, with the S&P 500 Index1 rising 16.34% for the 12-month period. This solid return was achieved at a pace that was far from consistent. After a slow summer, a substantial portion of the S&P 500 Index's performance was earned during the final three months of the period. And, not all stocks were equally rewarded, as growth-oriented stocks trailed value and cyclical issues.

International stocks performed with even greater strength and the MSCI EAFE(R) Index(2) gained 28.04% for the 12-month period. Meanwhile, convertible securities and high-yield issues participated in the rise of the equity markets. The Value Line Convertible Index(3) returned 10.43% for the 12-month period and the CS High Yield Index(4) returned 10.29% for the 12-month period.

We believe the U.S. economy--while remaining fundamentally strong--is in the midst of a mid-cycle slowdown. The current environment draws parallels to other mid-cycle slowdowns, including those of the mid-1960s, mid-1980s, and mid-1990s. In each of these periods, the Fed initiated an interest rate tightening campaign that caused a slowdown, first in the investment markets and then in the economy as reflected by waning gross domestic product (GDP) growth. Although no one can predict where a change in the economy will occur, each of these past economic slowdowns was followed by a solid upswing in the markets driven by securities in traditional, stable-growth companies. Accordingly, we believe that the current mid-cycle slowdown can bring considerable opportunity for long-term investors such as ourselves.

Although we do believe the U.S. economy is in the middle of a slowdown, we do not believe a recession is imminent. With three consecutive pauses, we believe the Fed is near or at the end of its tightening phase, and this could serve as a catalyst for stronger growth going forward. Even though gross domestic product growth has declined from the levels achieved during the economic expansion, we believe growth remains respectable and is consistent with what we expect in a period of mid-cycle slowdown. Moreover, our constructive outlook is supported by the current strength in corporate balance sheets and earnings. And, with corporations having cash to spend, we believe that corporate spending will provide the fuel for economic growth. While gasoline prices remain high, they have dropped considerably; this decline, along with increases to wages, could spur increased consumer spending, which we believe will remain helpful for the economy.

As always, we are firm believers in remaining positioned for the long term and we have long recognized the impossibility of predicting the exact timing of market shifts. And, as always, we continue to position our portfolios ahead of events and market turns rather than trying to chase them. Based on our view that the economy is in a period of mid-cycle slowdown, we're emphasizing investments in companies with higher-quality characteristics such as low debt, high return on invested capital, capable management and well-planned business strategies.


                                                 Strategic Total Return Fund
                                    Economic and Market Review ANNUAL REPORT   3

Investment Team Interview

In the following interview, the Calamos Investment Team, led by Co-Chief Investment Officers, John P. Calamos, Sr. and Nick P. Calamos, reviews the Fund's market environment, performance and positioning during the 12-month period ended October 31, 2006.

AVERAGE ANNUAL TOTAL RETURN*

COMMON SHARES - INCEPTION 03/26/04

                              SINCE
                 1 YEAR   INCEPTION **
                 ------   ------------
On Share Price   17.99%       6.91%
On NAV           18.03       11.03

* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.

**   Annualized since inception.

DISTRIBUTION HISTORY
(LATEST 12 MONTHS)

DATE PAID   PER SHARE
---------   ---------
October     $0.0975
September    0.0975
August       0.0975
July         0.0975
June         0.0975
May          0.0975
April        0.0975
March        0.0975
February     0.0975
January      0.0975
December     0.0875
November     0.0875

Monthly distributions are from net investment income, short-term capital gains and/or long-term capital gains. For more details please go to the Tax Center located at www.calamos.com.

Q. HOW DID THE FUND PERFORM OVER THE REPORTING PERIOD?

A. As you know, Calamos Strategic Total Return Fund (CSQ) takes a defensive approach to equity participation. By combining equities, convertible securities and high-yield corporate bonds, the Fund has the potential to generate capital gains as well as income, using its flexibility to manage risk and reward over the full course of a market cycle. Because convertible and high-yield securities tend to follow the movements of their companies' equity counterparts, the Fund can be viewed as having substantial equity sensitivity, yet with significant income potential. In effect, the Fund seeks to participate in the long-term upward trend of the equity markets, but with the added benefit--and potential downside protection--of a level monthly distribution.

Based on performance results, the Fund's investment strategy proved its effectiveness these past 12 months. The Fund finished strong for the annual period ended October 31, 2006. Its underlying portfolio (as represented by net asset value or NAV) returned 18.03% during the period, in line with the Fund's market price return of 17.99%. This compares with a return of 16.34% for the all-equity S&P 500 Index. The Fund's robust performance allowed for an increase in its monthly distribution during the period by 11% to $0.0975 per share. This equated to an annualized distribution rate of 7.85% based on the Fund's market price as of October 31, 2006.

SINCE INCEPTION NAV AND MARKET PRICE HISTORY

                               (PERFORMANCE GRAPH)

 STRATEGIC TOTAL RETURN FUND
-----------------------------
   Date        NAV     Market
----------   ------   -------
3/26/2004    14.325    15.000
3/29/2004    14.310    15.040
3/30/2004    14.310    15.040
3/31/2004    14.310    15.050
 4/1/2004    14.340    15.200
 4/2/2004    14.340    15.150
 4/5/2004    14.390    15.110
 4/6/2004    14.380    15.010
 4/7/2004    14.340    15.100
 4/8/2004    14.300    15.070
4/12/2004    14.330    15.050
4/13/2004    14.210    15.000
4/14/2004    14.170    15.000
4/15/2004    14.200    15.000
4/16/2004    14.250    15.000
4/19/2004    14.250    15.010
4/20/2004    14.150    15.000
4/21/2004    14.160    14.800
4/22/2004    14.260    14.800
4/23/2004    14.230    14.800
4/26/2004    14.230    14.760
4/27/2004    14.260    14.750
4/28/2004    14.150    14.750
4/29/2004    14.080    14.700
4/30/2004    14.050    14.550
 5/3/2004    14.110    14.550
 5/4/2004    14.130    13.980
 5/5/2004    14.140    14.000
 5/6/2004    14.040    13.450
 5/7/2004    13.800    13.530
5/10/2004    13.590    12.600
5/11/2004    13.660    13.200
5/12/2004    13.670    13.500
5/13/2004    13.620    13.490
5/14/2004    13.620    13.650
5/17/2004    13.500    13.100
5/18/2004    13.570    13.260
5/19/2004    13.570    13.140

 STRATEGIC TOTAL RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
 5/20/2004   13.590   13.060
 5/21/2004   13.690   13.180
 5/24/2004   13.720   12.930
 5/25/2004   13.860   13.200
 5/26/2004   13.920   13.470
 5/27/2004   14.010   13.550
 5/28/2004   13.990   13.790
  6/1/2004   13.990   13.980
  6/2/2004   14.000   13.820
  6/3/2004   13.900   13.950
  6/4/2004   13.940   14.030
  6/7/2004   14.140   13.970
  6/8/2004   14.170   14.000
  6/9/2004   14.010   13.670
 6/10/2004   14.070   13.550
 6/14/2004   13.910   13.400
 6/15/2004   14.030   13.400
 6/16/2004   14.030   13.400
 6/17/2004   14.040   13.330
 6/18/2004   14.070   13.350
 6/21/2004   14.040   13.290
 6/22/2004   14.070   13.150
 6/23/2004   14.190   13.000
 6/24/2004   14.170   13.300
 6/25/2004   14.090   13.300
 6/28/2004   14.080   13.240
 6/29/2004   14.080   13.190
 6/30/2004   14.150   13.220
  7/1/2004   14.020   13.260
  7/2/2004   14.040   13.190
  7/6/2004   13.950   13.180
  7/7/2004   13.990   13.200
  7/8/2004   13.900   13.140
  7/9/2004   13.950   13.060
 7/12/2004   13.980   13.140
 7/13/2004   13.920   13.050
 7/14/2004   13.900   12.990
 7/15/2004   13.830   12.860
 7/16/2004   13.840   12.930
 7/19/2004   13.840   12.830
 7/20/2004   13.870   12.890
 7/21/2004   13.750   12.950
 7/22/2004   13.770   12.990
 7/23/2004   13.710   12.830

 STRATEGIC TOTAL RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
 7/26/2004   13.690   12.680
 7/27/2004   13.780   12.590
 7/28/2004   13.820   12.690
 7/29/2004   13.830   13.020
 7/30/2004   13.830   13.170
  8/2/2004   13.910   13.100
  8/3/2004   13.860   13.350
  8/4/2004   13.860   13.350
  8/5/2004   13.710   13.270
  8/6/2004   13.580   13.070
  8/9/2004   13.570   12.990
 8/10/2004   13.710   13.170
 8/11/2004   13.700   13.120
 8/12/2004   13.560   12.890
 8/13/2004   13.580   12.790
 8/16/2004   13.710   12.980
 8/17/2004   13.740   12.950
 8/18/2004   13.870   13.350
 8/19/2004   13.830   13.270
 8/20/2004   13.920   13.260
 8/23/2004   13.900   13.020
 8/24/2004   13.910   13.040
 8/25/2004   13.990   13.180
 8/26/2004   13.990   13.290
 8/27/2004   14.040   13.420
 8/30/2004   13.980   13.520
 8/31/2004   14.070   13.580
  9/1/2004   14.070   13.760
  9/2/2004   14.210   13.790
  9/3/2004   14.210   13.850
  9/7/2004   14.310   13.930
  9/8/2004   14.310   13.750
  9/9/2004   14.290   13.920
 9/10/2004   14.350   13.930
 9/13/2004   14.330   13.770
 9/14/2004   14.360   13.740
 9/15/2004   14.250   13.550
 9/16/2004   14.320   13.580
 9/17/2004   14.370   13.760
 9/20/2004   14.270   13.550
 9/21/2004   14.350   13.400
 9/22/2004   14.180   13.330
 9/23/2004   14.120   13.270
 9/24/2004   14.120   13.270

 STRATEGIC TOTAL RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
 9/27/2004   14.060   13.330
 9/28/2004   14.140   13.460
 9/29/2004   14.180   13.580
 9/30/2004   14.080   13.730
 10/1/2004   14.260   13.760
 10/4/2004   14.330   13.750
 10/5/2004   14.320   13.790
 10/6/2004   14.380   13.770
 10/7/2004   14.270   13.890
 10/8/2004   14.220   13.800
10/11/2004   14.240   13.700
10/12/2004   14.210   13.690
10/13/2004   14.040   13.590
10/14/2004   13.920   13.350
10/15/2004   14.020   13.460
10/18/2004   14.080   13.500
10/19/2004   13.980   13.430
10/20/2004   13.960   13.360
10/21/2004   13.980   13.400
10/22/2004   13.890   13.240
10/25/2004   13.850   13.130
10/26/2004   13.980   13.090
10/27/2004   14.150   13.310
10/28/2004   14.210   13.240
10/29/2004   14.230   13.340
 11/1/2004   14.240   13.580
 11/2/2004   14.240   13.700
 11/3/2004   14.400   13.650
 11/4/2004   14.620   13.850
 11/5/2004   14.670   13.630
 11/8/2004   14.650   13.550
 11/9/2004   14.670   13.480
11/10/2004   14.620   13.390
11/11/2004   14.730   13.560
11/12/2004   14.890   13.730
11/15/2004   14.870   13.700
11/16/2004   14.810   13.570
11/17/2004   14.880   13.620
11/18/2004   14.890   13.620
11/19/2004   14.780   13.560
11/22/2004   14.830   13.450
11/23/2004   14.830   13.460
11/24/2004   14.890   13.540
11/26/2004   14.940   13.600

 STRATEGIC TOTAL RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
11/29/2004   14.910   13.500
11/30/2004   14.860   13.500
 12/1/2004   15.020   13.570
 12/2/2004   15.020   13.650
 12/3/2004   15.040   13.840
 12/6/2004   15.020   13.720
 12/7/2004   14.910   13.580
 12/8/2004   14.960   13.610
 12/9/2004   14.930   13.420
12/10/2004   14.940   13.430
12/13/2004   15.060   13.450
12/14/2004   15.130   13.410
12/15/2004   15.190   13.440
12/16/2004   15.200   13.490
12/17/2004   15.130   13.480
12/20/2004   15.130   13.490
12/21/2004   15.230   13.570
12/22/2004   15.320   13.530
12/23/2004   15.340   13.550
12/27/2004   15.290   13.780
12/28/2004   15.310   13.870
12/29/2004   15.330   13.920
12/30/2004   15.340   14.040
12/31/2004   15.320   14.010
  1/3/2005   15.210   14.030
  1/4/2005   15.070   14.140
  1/5/2005   14.960   14.050
  1/6/2005   14.970   14.100
  1/7/2005   14.940   14.160
 1/10/2005   14.950   14.100
 1/11/2005   14.860   14.060
 1/12/2005   14.910   13.990
 1/13/2005   14.810   13.870
 1/14/2005   14.870   13.900
 1/15/1900   14.980   14.000
 1/19/2005   14.890   13.920
 1/20/2005   14.760   13.790
 1/21/2005   14.690   13.690
 1/24/2005   14.640   13.720
 1/25/2005   14.680   13.760
 1/26/2005   14.780   13.810
 1/27/2005   14.780   13.880
 1/28/2005   14.740   13.900
 1/31/2005   14.840   14.110

 STRATEGIC TOTAL RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
  2/1/2005   14.940   14.060
  2/2/2005   15.010   13.990
  2/3/2005   15.010   13.940
  2/4/2005   15.130   14.080
  2/7/2005   15.130   14.080
  2/8/2005   15.150   14.030
  2/9/2005   15.040   14.070
 2/10/2005   15.000   14.090
 2/11/2005   15.120   14.240
 2/14/2005   15.170   14.140
 2/15/2005   15.210   14.130
 2/16/2005   15.250   14.050
 2/17/2005   15.160   13.920
 2/18/2005   15.230   13.880
 2/22/2005   15.080   13.710
 2/23/2005   15.150   13.780
 2/24/2005   15.270   13.930
 2/25/2005   15.390   14.070
 2/28/2005   15.340   14.040
  3/1/2005   15.400   14.150
  3/2/2005   15.380   14.140
  3/3/2005   15.360   14.070
  3/4/2005   15.480   14.070
  3/7/2005   15.530   14.050
  3/8/2005   15.480   14.030
  3/9/2005   15.320   13.850
 3/10/2005   15.250   13.860
 3/11/2005   15.200   13.790
 3/14/2005   15.250   13.820
 3/15/2005   15.140   13.680
 3/16/2005   14.980   13.380
 3/17/2005   14.970   13.410
 3/18/2005   14.950   13.290
 3/21/2005   14.830   13.100
 3/22/2005   14.690   12.900
 3/23/2005   14.640   12.810
 3/24/2005   14.660   13.000
 3/28/2005   14.670   12.650
 3/29/2005   14.560   13.000
 3/30/2005   14.720   13.370
 3/31/2005   14.740   13.310
  4/1/2005   14.670   13.210
  4/4/2005   14.660   13.120
  4/5/2005   14.720   13.350

 STRATEGIC TOTAL RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
  4/6/2005   14.790   13.590
  4/7/2005   14.880   13.630
  4/8/2005   14.790   13.610
 4/11/2005   14.730   13.440
 4/12/2005   14.760   13.650
 4/13/2005   14.570   13.290
 4/14/2005   14.420   13.240
 4/15/2005   14.190   13.230
 4/18/2005   14.210   13.390
 4/19/2005   14.300   13.340
 4/20/2005   14.200   13.150
 4/21/2005   14.420   13.160
 4/22/2005   14.420   13.210
 4/25/2005   14.520   13.310
 4/26/2005   14.430   13.200
 4/27/2005   14.420   13.430
 4/28/2005   14.290   13.480
 4/29/2005   14.420   13.570
  5/2/2005   14.480   13.348
  5/3/2005   14.470   13.370
  5/4/2005   14.630   13.700
  5/5/2005   14.580   13.670
  5/6/2005   14.540   13.660
  5/9/2005   14.620   13.720
 5/10/2005   14.500   13.660
 5/11/2005   14.390   13.520
 5/12/2005   14.250   13.330
 5/13/2005   14.130   13.260
 5/16/2005   14.240   13.280
 5/17/2005   14.250   13.480
 5/18/2005   14.400   13.450
 5/19/2005   14.460   13.560
 5/20/2005   14.500   13.400
 5/23/2005   14.600   13.500
 5/24/2005   14.590   13.380
 5/25/2005   14.580   13.380
 5/26/2005   14.680   13.670
 5/27/2005   14.740   13.850
 5/31/2005   14.700   13.810
  6/1/2005   14.790   13.900
  6/2/2005   14.870   13.990
  6/3/2005   14.830   13.990
  6/6/2005   14.810   13.920
  6/7/2005   14.800   13.880

 STRATEGIC TOTAL RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
  6/8/2005   14.800   13.830
  6/9/2005   14.830   13.910
 6/10/2005   14.860   13.890
 6/13/2005   14.800   13.840
 6/14/2005   14.870   13.840
 6/15/2005   14.920   13.840
 6/16/2005   14.990   13.830
 6/17/2005   15.080   13.900
 6/20/2005   15.060   13.890
 6/21/2005   15.040   13.860
 6/22/2005   15.010   13.790
 6/23/2005   14.880   13.740
 6/24/2005   14.800   13.650
 6/27/2005   14.790   13.660
 6/28/2005   14.890   13.940
 6/29/2005   14.890   13.970
 6/30/2005   14.810   13.950
  7/1/2005   14.890   13.950
  7/5/2005   15.020   13.920
  7/6/2005   14.910   13.980
  7/7/2005   14.900   14.040
  7/8/2005   15.040   14.160
 7/11/2005   15.150   14.240
 7/12/2005   15.220   14.250
 7/13/2005   15.130   14.230
 7/14/2005   15.180   14.280
 7/15/2005   15.200   14.270
 7/18/2005   15.130   14.250
 7/19/2005   15.190   14.350
 7/20/2005   15.230   14.270
 7/21/2005   15.140   14.250
 7/22/2005   15.230   14.200
 7/25/2005   15.210   14.140
 7/26/2005   15.230   14.290
 7/27/2005   15.330   14.400
 7/28/2005   15.390   14.500
 7/29/2005   15.340   14.470
  8/1/2005   15.360   14.410
  8/2/2005   15.440   14.420
  8/3/2005   15.450   14.420
  8/4/2005   15.380   14.380
  8/5/2005   15.260   14.350
  8/8/2005   15.220   14.120
  8/9/2005   15.290   14.230

 STRATEGIC TOTAL RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
 8/10/2005   15.310   14.280
 8/11/2005   15.300   14.270
 8/12/2005   15.230   14.230
 8/15/2005   15.250   14.190
 8/16/2005   15.140   14.160
 8/17/2005   15.110   14.140
 8/18/2005   15.060   14.100
 8/19/2005   15.070   14.090
 8/22/2005   15.100   14.190
 8/23/2005   15.050   14.110
 8/24/2005   14.990   14.060
 8/25/2005   15.010   14.050
 8/26/2005   14.920   14.030
 8/29/2005   15.000   14.270
 8/30/2005   14.970   14.350
 8/31/2005   15.110   14.400
  9/1/2005   15.160   14.260
  9/2/2005   15.150   14.140
  9/6/2005   15.280   14.380
  9/7/2005   15.330   14.380
  9/8/2005   15.280   14.410
  9/9/2005   15.400   14.490
 9/12/2005   15.350   14.390
 9/13/2005   15.170   14.220
 9/14/2005   15.140   14.070
 9/15/2005   15.140   14.070
 9/16/2005   15.250   14.090
 9/19/2005   15.180   13.980
 9/20/2005   15.080   13.900
 9/21/2005   14.980   13.790
 9/22/2005   14.950   13.700
 9/23/2005   14.980   13.800
 9/26/2005   15.030   13.680
 9/27/2005   15.020   13.470
 9/28/2005   15.020   13.870
 9/29/2005   15.120   14.030
 9/30/2005   15.130   13.990
 10/3/2005   15.110   13.990
 10/4/2005   14.970   13.940
 10/5/2005   14.720   13.820
 10/6/2005   14.600   13.650
 10/7/2005   14.600   13.850
10/10/2005   14.490   13.750
10/11/2005   14.450   13.780

 STRATEGIC TOTAL RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
10/12/2005   14.260   13.390
10/13/2005   14.170   13.180
10/14/2005   14.270   13.620
10/17/2005   14.350   13.590
10/18/2005   14.190   13.350
10/19/2005   14.300   13.440
10/20/2005   14.090   13.240
10/21/2005   14.070   13.210
10/24/2005   14.280   13.450
10/25/2005   14.320   13.400
10/26/2005   14.300   13.380
10/27/2005   14.150   13.460
10/28/2005   14.310   13.700
10/31/2005   14.440   13.710
 11/1/2005   14.350   13.620
 11/2/2005   14.460   13.500
 11/3/2005   14.520   13.470
 11/4/2005   14.490   13.390
 11/7/2005   14.480   13.370
 11/8/2005   14.450   13.350
 11/9/2005   14.460   13.240
11/10/2005   14.470   13.180
11/11/2005   14.530   13.270
11/14/2005   14.410   13.120
11/15/2005   14.360   12.940
11/16/2005   14.340   13.040
11/17/2005   14.450   13.010
11/18/2005   14.580   13.250
11/21/2005   14.650   13.200
11/22/2005   14.720   13.120
11/23/2005   14.780   13.180
11/25/2005   14.800   13.280
11/28/2005   14.700   13.160
11/29/2005   14.700   13.170
11/30/2005   14.620   13.200
 12/1/2005   14.800   13.260
 12/2/2005   14.790   13.240
 12/5/2005   14.770   13.100
 12/6/2005   14.780   13.070
 12/7/2005   14.710   13.070
 12/8/2005   14.700   13.070
 12/9/2005   14.730   13.110
12/12/2005   14.730   12.990
12/13/2005   14.750   12.960

 STRATEGIC TOTAL RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
12/14/2005   14.840   12.880
12/15/2005   14.810   12.980
12/16/2005   14.800   12.990
12/19/2005   14.760   12.970
12/20/2005   14.730   12.920
12/21/2005   14.770   13.060
12/22/2005   14.810   13.320
12/23/2005   14.800   13.430
12/27/2005   14.690   13.420
12/28/2005   14.620   13.480
12/29/2005   14.600   13.450
12/30/2005   14.560   13.510
  1/3/2006   14.810   13.710
  1/4/2006   14.920   13.820
  1/5/2006   14.950   13.710
  1/6/2006   15.090   13.760
  1/9/2006   15.150   14.010
 1/10/2006   15.150   14.040
 1/11/2006   15.230   14.080
 1/12/2006   15.160   13.970
 1/13/2006   15.160   14.060
 1/17/2006   15.120   14.050
 1/18/2006   15.040   14.140
 1/19/2006   15.150   14.050
 1/20/2006   14.960   13.920
 1/23/2006   15.010   13.860
 1/24/2006   15.030   13.890
 1/25/2006   15.050   13.880
 1/26/2006   15.170   13.910
 1/27/2006   15.330   13.980
 1/30/2006   15.340   14.000
 1/31/2006   15.310   14.040
  2/1/2006   15.340   14.010
  2/2/2006   15.180   13.970
  2/3/2006   15.090   13.910
  2/6/2006   15.140   14.010
  2/7/2006   14.980   14.000
  2/8/2006   15.080   13.970
  2/9/2006   14.970   13.930
 2/10/2006   14.960   13.920
 2/13/2006   14.910   13.950
 2/14/2006   15.030   14.000
 2/15/2006   15.110   14.090
 2/16/2006   15.210   14.020

 STRATEGIC TOTAL RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
 2/17/2006   15.240   14.070
 2/21/2006   15.250   14.120
 2/22/2006   15.320   14.220
 2/23/2006   15.270   14.260
 2/24/2006   15.290   14.220
 2/27/2006   15.300   14.190
 2/28/2006   15.170   14.270
  3/1/2006   15.260   14.300
  3/2/2006   15.240   14.200
  3/3/2006   15.210   14.210
  3/6/2006   15.110   14.100
  3/7/2006   15.020   14.130
  3/8/2006   15.030   14.150
  3/9/2006   14.890   14.060
 3/10/2006   14.970   13.990
 3/13/2006   15.030   13.900
 3/14/2006   15.150   13.950
 3/15/2006   15.210   14.060
 3/16/2006   15.290   14.060
 3/17/2006   15.300   14.140
 3/20/2006   15.270   14.120
 3/21/2006   15.200   14.200
 3/22/2006   15.350   14.280
 3/23/2006   15.330   14.270
 3/24/2006   15.380   14.240
 3/27/2006   15.350   14.110
 3/28/2006   15.270   14.030
 3/29/2006   15.360   14.100
 3/30/2006   15.330   14.020
 3/31/2006   15.270   14.040
  4/3/2006   15.310   14.090
  4/4/2006   15.400   14.080
  4/5/2006   15.470   14.140
  4/6/2006   15.450   14.090
  4/7/2006   15.290   14.080
 4/10/2006   15.280   14.070
 4/11/2006   15.100   13.870
 4/12/2006   15.100   13.900
 4/13/2006   15.090   13.910
 4/17/2006   15.120   13.770
 4/18/2006   15.380   13.880
 4/19/2006   15.430   13.930
 4/20/2006   15.470   14.000
 4/21/2006   15.470   14.000

 STRATEGIC TOTAL RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
 4/24/2006   15.400   14.100
 4/25/2006   15.350   14.050
 4/26/2006   15.440   13.970
 4/27/2006   15.480   13.930
 4/28/2006   15.510   13.890
  5/1/2006   15.460   13.890
  5/2/2006   15.580   13.910
  5/3/2006   15.510   13.870
  5/4/2006   15.560   13.980
  5/5/2006   15.700   14.080
  5/8/2006   15.720   14.090
  5/9/2006   15.640   14.060
 5/10/2006   15.640   13.980
 5/11/2006   15.490   13.980
 5/12/2006   15.290   13.940
 5/15/2006   15.290   13.830
 5/16/2006   15.270   13.810
 5/17/2006   14.980   13.850
 5/18/2006   14.900   13.880
 5/19/2006   14.950   13.850
 5/22/2006   14.840   13.740
 5/23/2006   14.860   13.770
 5/24/2006   14.800   13.670
 5/25/2006   14.970   13.800
 5/26/2006   15.090   13.910
 5/30/2006   14.870   13.900
 5/31/2006   14.980   13.940
  6/1/2006   15.160   14.010
  6/2/2006   15.210   14.080
  6/5/2006   14.980   14.020
  6/6/2006   14.900   14.030
  6/7/2006   14.810   14.080
  6/8/2006   14.680   13.980
  6/9/2006   14.620   13.980
 6/12/2006   14.470   13.850
 6/13/2006   14.320   13.670
 6/14/2006   14.320   13.600
 6/15/2006   14.610   13.720
 6/16/2006   14.560   13.790
 6/19/2006   14.490   13.830
 6/20/2006   14.470   13.800
 6/21/2006   14.560   13.890
 6/22/2006   14.500   13.850
 6/23/2006   14.480   13.860

 STRATEGIC TOTAL RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
 6/26/2006   14.540   13.890
 6/27/2006   14.460   13.900
 6/28/2006   14.510   13.890
 6/29/2006   14.790   13.940
 6/30/2006   14.900   13.970
  7/3/2006   15.000   13.950
  7/5/2006   14.890   13.930
  7/6/2006   14.940   14.000
  7/7/2006   14.890   13.990
 7/10/2006   14.900   14.000
 7/11/2006   14.840   14.020
 7/12/2006   14.700   13.960
 7/13/2006   14.530   13.860
 7/14/2006   14.480   13.600
 7/17/2006   14.420   13.710
 7/18/2006   14.460   13.880
 7/19/2006   14.710   14.000
 7/20/2006   14.640   14.040
 7/21/2006   14.560   14.040
 7/24/2006   14.770   14.080
 7/25/2006   14.870   14.090
 7/26/2006   14.960   14.140
 7/27/2006   14.890   14.170
 7/28/2006   15.050   14.160
 7/31/2006   15.000   14.200
  8/1/2006   14.940   14.220
  8/2/2006   15.040   14.230
  8/3/2006   15.100   14.240
  8/4/2006   15.120   14.250
  8/7/2006   15.080   14.190
  8/8/2006   15.040   14.150
  8/9/2006   14.880   14.120
 8/10/2006   14.890   14.170
 8/11/2006   14.810   14.210
 8/14/2006   14.850   14.230
 8/15/2006   15.060   14.340
 8/16/2006   15.160   14.390
 8/17/2006   15.150   14.430
 8/18/2006   15.180   14.450
 8/21/2006   15.120   14.440
 8/22/2006   15.130   14.450
 8/23/2006   15.080   14.400
 8/24/2006   15.110   14.400
 8/25/2006   15.110   14.340

 STRATEGIC TOTAL RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
 8/28/2006   15.180   14.480
 8/29/2006   15.210   14.400
 8/30/2006   15.220   14.480
 8/31/2006   15.230   14.560
  9/1/2006   15.300   14.590
  9/5/2006   15.340   14.460
  9/6/2006   15.220   14.380
  9/7/2006   15.030   14.300
  9/8/2006   15.070   14.480
 9/11/2006   15.040   14.470
 9/12/2006   15.170   14.550
 9/13/2006   15.220   14.490
 9/14/2006   15.210   14.440
 9/15/2006   15.170   14.500
 9/18/2006   15.160   14.570
 9/19/2006   15.130   14.650
 9/20/2006   15.190   14.700
 9/21/2006   15.180   14.640
 9/22/2006   15.170   14.600
 9/25/2006   15.280   14.750
 9/26/2006   15.370   14.660
 9/27/2006   15.380   14.730
 9/28/2006   15.410   14.730
 9/29/2006   15.390   14.810
 10/2/2006   15.340   14.780
 10/3/2006   15.350   14.700
 10/4/2006   15.510   14.750
 10/5/2006   15.490   14.830
 10/6/2006   15.460   14.840
 10/9/2006   15.490   14.900
10/10/2006   15.420   14.690
10/11/2006   15.420   14.790
10/12/2006   15.540   14.870
10/13/2006   15.580   14.900
10/16/2006   15.610   14.930
10/17/2006   15.590   14.930
10/18/2006   15.620   14.930
10/19/2006   15.610   15.000
10/20/2006   15.620   14.950
10/23/2006   15.680   14.990
10/24/2006   15.720   14.990
10/25/2006   15.780   14.930
10/26/2006   15.830   14.970
10/27/2006   15.720   14.940

 STRATEGIC TOTAL RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
10/30/2006   15.700   14.960
10/31/2006   15.710   14.910

Q. WHAT MAJOR DEVELOPMENTS OCCURRED WITH THE ECONOMY AND MARKET THIS PAST YEAR, AND HOW DID THESE FACTORS AFFECT THE FUND?

A. Rising short-term interest rates were the big story through the first half of 2006, though it had little impact on the Fund's cost of leverage. Many closed-end funds use leverage by borrowing funds at very short-term rates. As short-term interest rates rise, this increases the cost of leverage and can impact the yield and total return of the portfolio. While the Fund does employ leverage through preferred shares, a large share of the cost of leverage was locked in for longer periods earlier in the interest rate


    Strategic Total Return Fund
4   ANNUAL REPORT Investment Team Interview

                                                       Investment Team Interview

cycle--when rates were lower. Because the cost of leverage was locked in at longer-term fixed rates, the portfolio was not significantly affected by the rising short-term interest rates that marked 2005 and the first half of 2006.

10-YEAR TREASURY FOR THE PERIOD ENDED OCTOBER 31,2006

                              (PERFORMANCE GRAPH)

10 YEAR TREASURY

Date         Market
----         ------
10/31/2005    4.57%
     11/05    4.49%
     12/05    4.39%
      1/06    4.53%
      2/06    4.55%
      3/06    4.86%
      4/06    5.07%
      5/06    5.12%
      6/06    5.15%
      7/06    4.99%
      8/06    4.74%
      9/06    4.64%
     10/06    4.61%

Long-term interest rates also rose over the period, with the yield on the 10-year Treasury moving from 4.57% at the beginning of the period to 5.15% in June 2006 before falling off in third calendar quarter. Rising long-term interest rates tend to negatively affect high-quality fixed-income securities. The Fund's portfolio combines high-yield corporate bonds and convertible bonds that tend to be more economically sensitive and much less interest-rate sensitive. This was demonstrated over the period as the portfolio benefited from continued economic growth and a general rise in the equity market.

Mixed economic data stirred up investor apprehension at the start of the third calendar quarter of 2006. This anxiety spurred a continuation of the saw-toothed markets of the second quarter, when stocks would rise for a few days or weeks, only to retreat again. By the end of September, however, the landscape had significantly changed. Markets gained a degree of traction, and major stock indexes around the globe posted solid gains for the quarter. Convertible and high-yield securities participated in the equity market upside during the period, earning respectable returns as well.

Despite media reports of decreased consumer spending, a downward revision of gross domestic product (GDP) growth and higher year-over-year inflation, there was considerable good news in the third quarter. The Fed's decision in August to pause its rate increases served to alleviate recession fears, and investors became cautiously hopeful of economic expansion. Corporate earnings remained robust. The release of strong consumer confidence data, in part a reaction to the continuing slide of gasoline prices, encouraged investors as well. In fact, energy prices continued to drop through October, despite OPEC's announcement that it would cut production. These positive events contributed to a robust market with the S&P 500 rising 3.26% in October alone.


                                                 Strategic Total Return Fund
                                     Investment Team Interview ANNUAL REPORT   5

Investment Team Interview

ASSET ALLOCATION

                                   (PIE CHART)

SHORT-TERM INVESTMENTS             0.6%
HIGH YIELD/ CORPORATE BONDS       27.4%
CONVERTIBLE SECURITIES            27.5%
COMMON STOCKS                     44.5%

Fund asset allocations are based on total investments (excluding security lending collateral) and may vary over time.

SECTOR ALLOCATION

Financials                        20.1%
Consumer Discretionary            17.7
Health Care                       11.5
Information Technology            10.2
Energy                            10.1
Consumer Staples                   8.4
Industrials                        8.4
Telecommunication Services         7.2
Utilities                          2.7
Materials                          2.4

Sector allocations are based on net assets and may vary over time.

QUALITY ALLOCATION

Weighted Average Credit Quality    BB+
AAA                                1.4%
AA                                 1.1
A                                 10.4
BBB                               17.7
BB                                24.1
B                                 29.0
CCC or below                       6.7
Not rated                          9.6

Data is based on portfolio holdings. Credit quality shown reflects the higher of the ratings of Standard & Poor's Corporation or Moody's Investors Service, Inc. Ratings are relative, subjective and not absolute standards of quality. Excludes equity securities and cash.

Our analysis indicates that the economy is in the midst of a mid-cycle slowdown much like those of 1965, 1985-86 and 1995. However, we don't believe the risk of inflation or recession is high at this time. One significant change that occurred in past mid-cycle slowdowns was a shift from a pro-cyclical market to a more growth-oriented market. We believe the portfolio's emphasis on higher-quality, sustainable growth names and reduction in cyclical sectors positions it well for a rotation in market leadership to stable growth.

Q. WHAT WORKED WELL FOR THE FUND OVER THE PERIOD?

A. The Fund's three major asset classes (equities, high-yield bonds and convertible bonds) posted strong positive returns for the fiscal year, with equities leading the charge. During the period, we made no dramatic shifts in the weightings of asset classes. At period end, equities represented 45% of assets, while high-yield and convertible bonds represented 27% and 28%, respectively. Overall, performance during the period was helped by the Fund's equity sensitivity, reflected in its stock and convertible security allocations. The portfolio's convertible holdings got an added boost as valuations in the convertible market continued to improve over the period. In keeping with our overall strategic positioning, our selection among larger-cap securities also proved advantageous.

From a sector standpoint, all of the portfolio's sector allocations delivered positive performance, with several of the sectors providing double-digit returns. Relative to the all-equity S&P 500 Index, an overweight and security selection in telecommunication services--particularly in the wireless telecommunication services industry--benefited the portfolio. The Fund's selection of information technology securities also bolstered return.

Q. WHAT DETRACTED FROM THE FUND'S PERFORMANCE?

A. Relative to the S&P 500, selection within the financials energy and consumer discretionary sectors dampened performance.

In addition, the portfolio's higher credit quality hindered overall performance, as low-quality issues performed well. From a long-term risk/reward perspective, however, we believe that our rigorous credit research will benefit clients over the full course of a market cycle.

Q. THE FUND USES SWAP AGREEMENTS TO LIMIT THE INTEREST-RATE RISK OF LEVERAGE. WHAT WILL YOU DO AS THESE SWAPS ROLL OFF?

A. In order to avoid a significant impact on the Fund's portfolio, the maturities of the swap agreements have been staggered over a three-year time period. While we will continue to actively evaluate the opportunity to use swaps, given the current economic environment and the low likelihood of near-term interest rate increases, it does not appear to be advantageous to lock in rates by entering into new swap agreements. See the section titled "Leverage" to learn how the Fund uses leverage and swap agreements to enhance total return and manage interest-rate risk.


    Strategic Total Return Fund
6   ANNUAL REPORT Investment Team Interview

                                                       Investment Team Interview

Q. WHAT IS YOUR OUTLOOK IN THE COMING YEAR AND HOW ARE YOU POSITIONING THE PORTFOLIO ACCORDINGLY?

A. Among the three main asset categories, we do not currently anticipate making major allocation changes, but are open to adjusting weightings as we identify opportunities. Across the portfolio, we are favoring traditional high-quality growth companies with quality characteristics, such as strong balance sheets, capable management and solid prospects for steady earnings growth. Many of these types of companies have seen a great deal of earnings growth in recent years that's not reflected in their stock prices. The portfolio also reflects our economic outlook and identification of global themes that we believe will drive the markets and the economy over the long term.

We continue to emphasize investments in software names and consulting. We believe these information technology companies are well positioned to benefit from multiple trends. For example, as corporations strive to remain competitive in a global economy, they make considerable investment in technology in order to enhance productivity. Given the strong state of corporate balance sheets, we expect capital expenditures to bolster these information technology companies. Moreover, information technology companies continue to be the source of innovations that are changing the world; and consumer demand remains extremely robust.

We have also increased allocations to consumer discretionary and health care, in keeping with our economic outlook and positive view on the prospects for quality companies with sustainable businesses. In particular, we're favoring health care industries that contain fast-growing, top-line businesses such as biotechnology and services.

In contrast, we are increasingly selective about energy and materials and have pared allocations to these areas. For example, in energy, we are placing less emphasis on companies whose fortunes are most closely tied to fluctuations in crude prices. Of course, we balance these considerations with our use of diversification as a risk management tool. Because no one can predict what will happen next in the world, we do believe it is prudent to maintain allocations across the major sectors of the market.

We believe convertible bonds continue to offer an attractive risk/reward choice for investors. With regard to our convertible holdings, we continue to favor hybrid, equity-sensitive convertibles so that we can continue to participate in any upward movement of the stock market.

The fundamentals of the high-yield market remain solid, and we believe the market looks fairly priced: defaults are low, corporate balance sheets are sound and companies have sufficient cash on hand to service their debts. As high-yield issues are typically more economically sensitive than interest-rate sensitive, these securities should benefit from continued economic growth. While remaining attuned to top-down concerns, we emphasize an issue-by-issue approach in our high-yield portfolios. We look for companies with good return on invested capital and stable or improving credit position; we also favor companies that may benefit from equity issuance or M&A activity. As in many of our other strategies, we have a bias toward sustainable growth companies over those with cyclical vulnerabilities. We are avoiding distressed issues, instead positioning


                                                 Strategic Total Return Fund
                                     Investment Team Interview ANNUAL REPORT   7

Investment Team Interview

our portfolios with a bias toward securities in the higher quality tiers of the high-yield universe. Given that the performance of high-yield bonds is equity sensitive, our research seeks to determine the financial strength and prospects of issuing companies--as well as catalysts for upside.

Q. ANY FINAL THOUGHTS FOR INVESTORS?

A. We are firm believers in remaining positioned for the long term and have long recognized the impossibility of predicting the exact timing of market shifts. Accordingly, we continue to attempt to position our portfolios ahead of events and market turns, rather than trying to chase them. Based on our economic outlook, we continue to emphasize investments in companies with quality hallmarks--such as strong balance sheets, capable management and well-planned business strategies. We have found many opportunities to invest in these companies at what we believe are attractive prices. We thank you for your continued support and look forward to helping you attain your financial goals.

(1) The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper Analytical Services.

(2) The MSCI EAFE(R) Index measures developed market equity performance (excluding the U.S. and Canada). Source: Lipper Analytical Services.

(3) The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market.
     Source: Russell/Mellon Analytical Services LLC.

(4) The CS High Yield Index is an unmanaged index of high yield debt securities. Source: Russell/Mellon Analytical Services LLC.


    Strategic Total Return Fund
8   ANNUAL REPORT Investment Team Interview

Schedule of Investments

OCTOBER 31, 2006

 PRINCIPAL
   AMOUNT                                                              VALUE
-----------                                                       --------------
CORPORATE BONDS (39.4%)
                  CONSUMER DISCRETIONARY (13.0%)
$ 4,549,000       Asbury Automotive Group, Inc.
                  8.000%, 03/15/14                                $    4,617,235
  7,278,000       Aztar Corp.@
                  7.875%, 06/15/14                                     7,869,337
 10,330,000       Beazer Homes USA, Inc.
                  8.375%, 04/15/12                                    10,614,075
  4,549,000       Boyd Gaming Corp.
                  7.750%, 12/15/12                                     4,696,843
  8,415,000       DIRECTV Financing Company, Inc.
                  8.375%, 03/15/13                                     8,772,637
 14,100,000       EchoStar Communications Corp.*
                  7.125%, 02/01/16                                    13,853,250
  2,001,000       EchoStar DBS Corporation
                  6.625%, 10/01/14                                     1,935,968
  5,913,000 GBP   EMI Group, PLC
                  8.250%, 05/20/08                                    11,924,514
 19,104,000       Expedia, Inc.*
                  7.456%, 08/15/18                                    19,974,359
  8,187,000       GameStop Corp.@
                  8.000%, 10/01/12                                     8,534,947
 13,646,000       General Motors Corp.
                  7.200%, 01/15/11                                    12,793,125
 18,194,000       Goodyear Tire & Rubber Company@
                  7.857%, 08/15/11                                    17,693,665
  7,732,000       Group 1 Automotive, Inc.
                  8.250%, 08/15/13                                     7,992,955
  8,187,000       Hovnanian Enterprises, Inc.@
                  7.750%, 05/15/13                                     7,787,884
  6,368,000       IMAX Corp.@
                  9.625%, 12/01/10                                     5,954,080
  6,922,000       Jarden Corp.@
                  9.750%, 05/01/12                                     7,354,625
  2,950,000       Kellwood Company
                  7.625%, 10/15/17                                     2,728,750
  6,823,000       Landry's Restaurants, Inc.@
                  7.500%, 12/15/14                                     6,550,080
  4,549,000       Liberty Media Corporation@
                  8.250%, 02/01/30                                     4,492,438
 15,692,000       Linens 'n Things, Inc.++
                  10.999%, 01/15/14                                   15,456,620
                  Mandalay Resort Group@
 13,232,000       10.250%, 08/01/07                                   13,678,580
  5,913,000       7.625%, 07/15/13                                     5,802,131
 11,826,000       Meritage Corp.
                  7.000%, 05/01/14                                    11,234,700
  5,458,000       NCL Holding, ASA
                  10.625%, 07/15/14                                    5,348,840
  4,549,000       Oxford Industries, Inc.
                  8.875%, 06/01/11                                     4,691,156
                  Pinnacle Entertainment, Inc.
  8,187,000       8.250%, 03/15/12                                     8,350,740
  4,680,000       8.750%, 10/01/13@                                    4,949,100

 PRINCIPAL
   AMOUNT                                                              VALUE
-----------                                                       --------------
$ 9,111,000       Reader's Digest Association, Inc.
                  6.500%, 03/01/11                                $    8,837,670
 11,826,000       Royal Caribbean Cruises, Ltd.@
                  7.500%, 10/15/27                                    11,592,389
 17,284,000       Service Corp. International
                  6.750%, 04/01/16                                    16,765,480
 13,646,000       Standard Pacific Corp.@
                  9.250%, 04/15/12                                    13,850,690
  2,001,000       Station Casinos, Inc.@
                  6.875%, 03/01/16                                     1,845,923
  4,549,000       Vail Resorts, Inc.@
                  6.750%, 02/15/14                                     4,458,020
                  Warner Music Group
 16,829,000       7.375%, 04/15/14                                    16,534,493
  2,274,000 GBP   8.125%, 04/15/14                                     4,446,210
  2,001,000       Wynn Las Vegas, LLC@
                  6.625%, 12/01/14                                     1,970,985
                                                                  --------------
                                                                     315,954,494
                                                                  --------------
                  CONSUMER STAPLES (2.4%)
  1,819,000       Alimentation Couche-Tard Inc.@
                  7.500%, 12/15/13                                     1,873,570
  7,732,000       Central Garden & Pet Company
                  9.125%, 02/01/13                                     8,118,600
 13,418,000       Chiquita Brands International, Inc.@
                  7.500%, 11/01/14                                    11,673,660
 10,462,000       Del Monte Foods Company
                  8.625%, 12/15/12                                    11,050,487
 15,465,000       Jean Coutu Group, Inc.
                  8.500%, 08/01/14                                    15,252,356
 10,007,000       NBTY, Inc.
                  7.125%, 10/01/15                                     9,781,843
                                                                  --------------
                                                                      57,750,516
                                                                  --------------
                  ENERGY (5.3%)
 10,916,000       Arch Western Finance, LLC
                  6.750%, 07/01/13                                    10,588,520
                  Chesapeake Energy Corp.@
  6,368,000       6.875%, 01/15/16                                     6,352,080
  3,639,000       7.500%, 06/15/14                                     3,743,621
  4,899,000       Comstock Resources, Inc.
                  6.875%, 03/01/12                                     4,660,174
  1,810,000       Energy Partners, Ltd.
                  8.750%, 08/01/10                                     1,891,450
 13,464,000       Giant Industries, Inc.
                  8.000%, 05/15/14                                    14,642,100
  4,549,000       Houston Exploration Company
                  7.000%, 06/15/13                                     4,412,530
  4,549,000       Petrohawk Energy Corp.
                  7.125%, 04/01/12                                     4,389,785
                  Petroleo Brasileiro, SA
 15,010,000       9.125%, 07/02/13                                    17,674,275
 14,100,000       8.375%, 12/10/18@                                   16,602,750
  1,819,000       Premcor Refining Group, Inc.
                  7.500%, 06/15/15                                     1,906,279

               See accompanying Notes to Schedule of Investments.


                                                 Strategic Total Return Fund
                                       Schedule of Investments ANNUAL REPORT   9

Schedule of Investments

OCTOBER 31, 2006

 PRINCIPAL
   AMOUNT                                                              VALUE
-----------                                                       --------------
$ 4,549,000       Superior Energy Services, Inc.*@
                  6.875%, 06/01/14                                $    4,537,628
 10,302,000       Swift Energy Company@
                  9.375%, 05/01/12                                    10,894,365
  6,868,000       Whiting Petroleum Corp.
                  7.250%, 05/01/12                                     6,833,660
 18,194,000       Williams Companies, Inc.@
                  7.750%, 06/15/31                                    18,694,335
                                                                  --------------
                                                                     127,823,552
                                                                  --------------
                  FINANCIALS (3.9%)
 36,388,000       Dow Jones & Company, Inc.*@
                  8.000%, 12/29/11                                    36,569,940
                  E*TRADE Financial Corporation
 17,612,000       7.375%, 09/15/13                                    18,184,390
 12,145,000       7.875%, 12/01/15@                                   12,904,062
  3,093,000       8.000%, 06/15/11                                     3,224,453
 13,646,000       Leucadia National Corp.
                  7.000%, 08/15/13                                    13,799,517
  9,552,000       Senior Housing Properties Trust
                  8.625%, 01/15/12                                    10,340,040
                                                                  --------------
                                                                      95,022,402
                                                                  --------------
                  HEALTH CARE (2.9%)
  4,549,000       Ameripath, Inc.
                  10.500%, 04/01/13                                    4,912,920
  2,729,000       Angiotech Pharmaceuticals, Inc.*
                  7.750%, 04/01/14                                     2,606,195
  4,549,000       Bio-Rad Laboratories, Inc.
                  7.500%, 08/15/13                                     4,708,215
  5,231,000       Biovail Corp.
                  7.875%, 04/01/10                                     5,270,233
  2,001,000       DaVita, Inc.@
                  7.250%, 03/15/15                                     2,001,000
  1,456,000       Omnicare, Inc.
                  6.875%, 12/15/15                                     1,434,160
 10,007,000       Psychiatric Solutions, Inc.
                  7.750%, 07/15/15                                     9,956,965
 16,102,000       Tenet Healthcare Corp.@
                  9.250%, 02/01/15                                    15,357,282
 11,826,000       Valeant Pharmaceuticals International
                  7.000%, 12/15/11                                    11,412,090
 12,281,000       Vanguard Health Systems, Inc.@
                  9.000%, 10/01/14                                    11,943,272
                                                                  --------------
                                                                      69,602,332
                                                                  --------------
                  INDUSTRIALS (3.9%)
  5,003,000       Accuride Corp.
                  8.500%, 02/01/15                                     4,877,925
  6,050,000       American Airlines, Inc.
                  7.250%, 02/05/09                                     6,125,625
  2,729,000       Armor Holdings, Inc.
                  8.250%, 08/15/13                                     2,838,160
 15,010,000       CNH Global, NV
                  9.250%, 08/01/11                                    16,004,412

 PRINCIPAL
   AMOUNT                                                              VALUE
-----------                                                       --------------
$12,281,000       Cummins, Inc.@
                  9.500%, 12/01/10                                $   12,893,134
  1,819,000       FTI Consulting, Inc.@
                  7.625%, 06/15/13                                     1,869,023
  4,549,000       Gardner Denver, Inc.
                  8.000%, 05/01/13                                     4,765,077
  8,642,000       General Cable Corp.
                  9.500%, 11/15/10                                     9,246,940
  1,639,000       Greenbrier Companies, Inc.
                  8.375%, 05/15/15                                     1,667,683
  4,121,000       H&E Equipment Service, Inc.*@
                  8.375%, 07/15/16                                     4,275,538
  3,416,000       Manitowoc Company, Inc.
                  10.500%, 08/01/12                                    3,706,360
  2,729,000       Orbital Sciences Corp.@
                  9.000%, 07/15/11                                     2,909,796
  4,549,000       Sequa Corp.
                  8.875%, 04/01/08                                     4,742,332
  5,231,000       Trinity Industries, Inc.
                  6.500%, 03/15/14                                     5,159,074
  4,549,000       Wesco Distribution, Inc.
                  7.500%, 10/15/17                                     4,617,235
  4,549,000       Westinghouse Air Brake Technologies
                     Corporation
                  6.875%, 07/31/13                                     4,492,138
  5,003,000       Williams Scotsman International, Inc.@
                  8.500%, 10/01/15                                     5,190,612
                                                                  --------------
                                                                      95,381,064
                                                                  --------------
                  INFORMATION TECHNOLOGY (1.8%)
 16,623,000       Advanced Micro Devices, Inc.@
                  7.750%, 11/01/12                                    16,955,460
  2,024,000       Anixter International, Inc.
                  5.950%, 03/01/15                                     1,912,680
  2,001,000       Avago Technologies*@
                  11.875%, 12/01/15                                    2,211,105
  7,732,000       Celestica, Inc.@
                  7.875%, 07/01/11                                     7,847,980
  4,549,000       Freescale Semiconductor, Inc.
                  7.125%, 07/15/14                                     4,878,848
  1,001,000       Sanmina-SCI Corporation
                  8.125%, 03/01/16                                       989,739
  9,552,000       SunGard Data Systems, Inc.@
                  9.125%, 08/15/13                                     9,957,960
                                                                  --------------
                                                                      44,753,772
                                                                  --------------
                  MATERIALS (3.1%)
  2,274,000       Agrium, Inc.
                  7.125%, 05/23/36                                     2,432,868
  2,729,000       Century Aluminum Company
                  7.500%, 08/15/14                                     2,735,822
  7,942,000       Freeport-McMoRan Copper & Gold, Inc.
                  10.125%, 02/01/10                                    8,448,302
  2,001,000       Gibraltar Industries, Inc.
                  8.000%, 12/01/15                                     1,990,995

               See accompanying Notes to Schedule of Investments.


    Strategic Total Return Fund
10  ANNUAL REPORT Schedule of Investments

                                                         Schedule of Investments

OCTOBER 31, 2006

 PRINCIPAL
   AMOUNT                                                              VALUE
-----------                                                       --------------
                  Ineos Group Holdings, PLC*
$12,281,000 EUR   7.875%, 02/15/16                                $   15,066,861
  2,274,000       8.500%, 02/15/16@                                    2,200,095
  9,097,000       IPSCO, Inc.
                  8.750%, 06/01/13                                     9,733,790
  2,729,000       P.H. Glatfelter Company*
                  7.125%, 05/01/16                                     2,734,644
  3,639,000       U.S. Concrete, Inc.
                  8.375%, 04/01/14                                     3,511,635
                  Union Carbide Corp.
  9,961,000       7.875%, 04/01/23@                                   10,631,296
  7,869,000       7.500%, 06/01/25                                     8,492,524
  6,686,000       Westlake Chemical Corporation@
                  6.625%, 01/15/16                                     6,435,275
                                                                  --------------
                                                                      74,414,107
                                                                  --------------
                  TELECOMMUNICATION SERVICES (2.0%)
 11,826,000       Alamosa Holdings, Inc.
                  8.500%, 01/31/12                                    12,580,026
  1,546,000       Citizens Communications Company@
                  9.000%, 08/15/31                                     1,687,073
  4,094,000       IPCS, Inc.
                  11.500%, 05/01/12                                    4,595,515
  4,303,000       Leap Wireless International, Inc.*
                  9.375%, 11/01/14                                     4,410,575
  5,913,000 CAD   Rogers Cable, Inc.
                  7.250%, 12/15/11                                     5,680,840
  4,549,000       Sprint Nextel Corporation
                  11.000%, 07/31/10                                    4,964,983
  4,549,000       Syniverse Technologies, Inc.
                  7.750%, 08/15/13                                     4,389,785
  8,187,000       Windstream Corp.*@
                  8.625%, 08/01/16                                     8,872,661
                                                                  --------------
                                                                      47,181,458
                                                                  --------------
                  UTILITIES (1.1%)
 10,916,000       Edison International
                  7.730%, 06/15/09                                    11,407,220
 16,375,000       TXU Corp.
                  6.500%, 11/15/24                                    15,802,645
                                                                  --------------
                                                                      27,209,865
                                                                  --------------
                  TOTAL CORPORATE BONDS
                  (Cost $949,530,093)                                955,093,562
                                                                  ==============
CONVERTIBLE BONDS (14.5% )
                  CONSUMER DISCRETIONARY (4.0%)
  7,000,000       General Motors Corp.
                  6.250%, 07/15/33                                     6,647,200
 16,500,000 GBP   Punch Taverns Redwood Jersey Co. Ltd.
                  5.000%, 12/14/10                                    35,533,648
                  United Auto Group, Inc.
 10,151,000       3.500%, 04/01/26*                                   11,635,584
  5,849,000       3.500%, 04/01/26                                     6,704,416

 PRINCIPAL
   AMOUNT                                                              VALUE
-----------                                                       --------------
$32,000,000       Walt Disney Company@
                  2.125%, 04/15/23                                $   36,520,000
                                                                  --------------
                                                                      97,040,848
                                                                  --------------
                  ENERGY (0.6%)
 10,500,000       Helix Energy Solutions Group, Inc.*
                  3.250%, 12/15/25                                    13,689,375
                                                                  --------------
                  FINANCIALS (1.1%)
  4,350,000       Host Hotels & Resorts, Inc.*
                  3.250%, 04/15/24                                     6,100,875
 18,750,000       Travelers Property Casualty Corp.
                  4.500%, 04/15/32                                    19,500,000
                                                                  --------------
                                                                      25,600,875
                                                                  --------------
                  HEALTH CARE (1.6%)
 15,000,000       Advanced Medical Optics, Inc.*
                  3.250%, 08/01/26                                    14,681,250
  3,570,000       Valeant Pharmaceuticals International
                  3.000%, 08/16/10                                     3,422,737
 20,000,000       Wyeth@++
                  5.109%, 01/15/24                                    21,904,000
                                                                  --------------
                                                                      40,007,987
                                                                  --------------
                  INDUSTRIALS (1.6%)
  9,000,000       GATX Corp.
                  7.500%, 02/01/07                                    11,531,250
 16,000,000       Lockheed Martin Corp.++
                  5.155%, 08/15/33                                    20,393,600
  7,500,000       Quanta Services, Inc.*
                  3.750%, 04/30/26                                     8,184,375
                                                                  --------------
                                                                      40,109,225
                                                                  --------------
                  INFORMATION TECHNOLOGY (3.5%)
 14,500,000       DST Systems, Inc.
                  4.125%, 08/15/23                                    20,046,250
 17,000,000       Electronic Data Systems Corp.
                  3.875%, 07/15/23                                    17,467,500
  8,000,000       Mentor Graphics Corp.*
                  6.250%, 03/01/26                                    10,140,000
 36,500,000       Vishay Intertechnology, Inc.
                  3.625%, 08/01/23                                    36,408,750
                                                                  --------------
                                                                      84,062,500
                                                                  --------------
                  UTILITIES (2.1%)
 20,000,000       CenterPoint Energy, Inc.
                  3.750%, 05/15/23                                    27,450,000
  8,750,000 GBP   Scottish & Southern Energy, PLC
                  3.750%, 10/29/09                                    24,667,047
                                                                  --------------
                                                                      52,117,047
                                                                  --------------
                  TOTAL CONVERTIBLE BONDS
                  (Cost $322,131,188)                                352,627,857
                                                                  ==============

               See accompanying Notes to Schedule of Investments.

                                                 Strategic Total Return Fund
                                       Schedule of Investments ANNUAL REPORT  11

Schedule of Investments

OCTOBER 31, 2006

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                        --------------
SYNTHETIC CONVERTIBLE SECURITIES (4.6%)
CORPORATE BONDS (3.9%)
                  CONSUMER DISCRETIONARY (1.3%)
$   451,000       Asbury Automotive Group, Inc.
                  8.000%, 03/15/14                                $      457,765
    722,000       Aztar Corp.@
                  7.875%, 06/15/14                                       780,662
  1,025,000       Beazer Homes USA, Inc.
                  8.375%, 04/15/12                                     1,053,187
    451,000       Boyd Gaming Corp.
                  7.750%, 12/15/12                                       465,658
    835,000       DIRECTV Financing Company, Inc.
                  8.375%, 03/15/13                                       870,487
  1,400,000       EchoStar Communications Corp.*
                  7.125%, 02/01/16                                     1,375,500
    199,000       EchoStar DBS Corporation
                  6.625%, 10/01/14                                       192,533
    587,000 GBP   EMI Group, PLC
                  8.250%, 05/20/08                                     1,183,780
  1,896,000       Expedia, Inc.*
                  7.456%, 08/15/18                                     1,982,380
    813,000       GameStop Corp.@
                  8.000%, 10/01/12                                       847,552
  1,354,000       General Motors Corp.
                  7.200%, 01/15/11                                     1,269,375
  1,806,000       Goodyear Tire & Rubber Company@
                  7.857%, 08/15/11                                     1,756,335
    768,000       Group 1 Automotive, Inc.
                  8.250%, 08/15/13                                       793,920
    813,000       Hovnanian Enterprises, Inc.@
                  7.750%, 05/15/13                                       773,366
    632,000       IMAX Corp.@
                  9.625%, 12/01/10                                       590,920
    687,000       Jarden Corp.@
                  9.750%, 05/01/12                                       729,937
    293,000       Kellwood Company
                  7.625%, 10/15/17                                       271,025
    677,000       Landry's Restaurants, Inc.@
                  7.500%, 12/15/14                                       649,920
    451,000       Liberty Media Corporation@
                  8.250%, 02/01/30                                       445,392
  1,558,000       Linens 'n Things, Inc.@++
                  10.999%, 01/15/14                                    1,534,630
                  Mandalay Resort Group@
  1,313,000       10.250%, 08/01/07                                    1,357,314
    587,000       7.625%, 07/15/13                                       575,994
  1,174,000       Meritage Corp.
                  7.000%, 05/01/14                                     1,115,300
    542,000       NCL Holding, ASA
                  10.625%, 07/15/14                                      531,160
    451,000       Oxford Industries, Inc.
                  8.875%, 06/01/11                                       465,094
                  Pinnacle Entertainment, Inc.
    813,000       8.250%, 03/15/12                                       829,260

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                        --------------
$   465,000       8.750%, 10/01/13@                               $      491,737
    904,000       Reader's Digest Association, Inc.
                  6.500%, 03/01/11                                       876,880
  1,174,000       Royal Caribbean Cruises, Ltd.@
                  7.500%, 10/15/27                                     1,150,809
  1,716,000       Service Corp. International
                  6.750%, 04/01/16                                     1,664,520
  1,354,000       Standard Pacific Corp.@
                  9.250%, 04/15/12                                     1,374,310
    199,000       Station Casinos, Inc.@
                  6.875%, 03/01/16                                       183,578
    451,000       Vail Resorts, Inc.@
                  6.750%, 02/15/14                                       441,980
                  Warner Music Group
  1,671,000       7.375%, 04/15/14                                     1,641,758
    226,000 GBP   8.125%, 04/15/14                                       441,884
    199,000       Wynn Las Vegas, LLC@
                  6.625%, 12/01/14                                       196,015
                                                                  --------------
                                                                      31,361,917
                                                                  --------------

                  CONSUMER STAPLES (0.2%)
    181,000       Alimentation Couche-Tard Inc.@
                  7.500%, 12/15/13                                       186,430
    768,000       Central Garden & Pet Company
                  9.125%, 02/01/13                                       806,400
  1,332,000       Chiquita Brands International, Inc.@
                  7.500%, 11/01/14                                     1,158,840
  1,038,000       Del Monte Foods Company
                  8.625%, 12/15/12                                     1,096,387
  1,535,000       Jean Coutu Group, Inc.
                  8.500%, 08/01/14                                     1,513,894
    993,000       NBTY, Inc.
                  7.125%, 10/01/15                                       970,658
                                                                  --------------
                                                                       5,732,609
                                                                  --------------

                  ENERGY (0.5%)
  1,084,000       Arch Western Finance, LLC
                  6.750%, 07/01/13                                     1,051,480
                  Chesapeake Energy Corp.@
    632,000       6.875%, 01/15/16                                       630,420
    361,000       7.500%, 06/15/14                                       371,379
    486,000       Comstock Resources, Inc.
                  6.875%, 03/01/12                                       462,307
    180,000       Energy Partners, Ltd.
                  8.750%, 08/01/10                                       188,100
  1,336,000       Giant Industries, Inc.
                  8.000%, 05/15/14                                     1,452,900
    451,000       Houston Exploration Company
                  7.000%, 06/15/13                                       437,470
    451,000       Petrohawk Energy Corp.
                  7.125%, 04/01/12                                       435,215
                  Petroleo Brasileiro, SA
  1,490,000       9.125%, 07/02/13                                     1,754,475
  1,400,000       8.375%, 12/10/18@                                    1,648,500

                See accompanying Notes to Schedule of Investments.


    Strategic Total Return Fund
12  ANNUAL REPORT Schedule of Investments

                                                         Schedule of Investments

OCTOBER 31, 2006

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                        --------------
$   181,000       Premcor Refining Group, Inc.
                  7.500%, 06/15/15                                $      189,685
    451,000       Superior Energy Services, Inc.*@
                  6.875%, 06/01/14                                       449,873
  1,023,000       Swift Energy Company@
                  9.375%, 05/01/12                                     1,081,822
    682,000       Whiting Petroleum Corp.
                  7.250%, 05/01/12                                       678,590
  1,806,000       Williams Companies, Inc.@
                  7.750%, 06/15/31                                     1,855,665
                                                                  --------------
                                                                      12,687,881
                                                                  --------------

                  FINANCIALS (0.4%)
  3,612,000       Dow Jones & Company, Inc.*@
                  8.000%, 12/29/11                                     3,630,060
                  E*TRADE Financial Corporation
  1,748,000       7.375%, 09/15/13                                     1,804,810
  1,205,000       7.875%, 12/01/15@                                    1,280,313
    307,000       8.000%, 06/15/11                                       320,048
  1,354,000       Leucadia National Corp.
                  7.000%, 08/15/13                                     1,369,232
    948,000       Senior Housing Properties Trust
                  8.625%, 01/15/12                                     1,026,210
                                                                  --------------
                                                                       9,430,673
                                                                  --------------

                  HEALTH CARE (0.3%)
    451,000       Ameripath, Inc.
                  10.500%, 04/01/13                                      487,080
    271,000       Angiotech Pharmaceuticals, Inc.*
                  7.750%, 04/01/14                                       258,805
    451,000       Bio-Rad Laboratories, Inc.
                  7.500%, 08/15/13                                       466,785
    519,000       Biovail Corp.
                  7.875%, 04/01/10                                       522,893
    199,000       DaVita, Inc.@
                  7.250%, 03/15/15                                       199,000
    144,000       Omnicare, Inc.
                  6.875%, 12/15/15                                       141,840
    993,000       Psychiatric Solutions, Inc.
                  7.750%, 07/15/15                                       988,035
  1,598,000       Tenet Healthcare Corp.@
                  9.250%, 02/01/15                                     1,524,092
  1,174,000       Valeant Pharmaceuticals International
                  7.000%, 12/15/11                                     1,132,910
  1,219,000       Vanguard Health Systems, Inc.@
                  9.000%, 10/01/14                                     1,185,478
                                                                  --------------
                                                                       6,906,918
                                                                  --------------

                  INDUSTRIALS (0.4%)
    497,000       Accuride Corp.
                  8.500%, 02/01/15                                       484,575
    600,000       American Airlines, Inc.
                  7.250%, 02/05/09                                       607,500
    271,000       Armor Holdings, Inc.
                  8.250%, 08/15/13                                       281,840

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                        --------------
$ 1,490,000       CNH Global, NV
                  9.250%, 08/01/11                                $    1,588,712
  1,219,000       Cummins, Inc.@
                  9.500%, 12/01/10                                     1,279,760
    181,000       FTI Consulting, Inc.@
                  7.625%, 06/15/13                                       185,978
    451,000       Gardner Denver, Inc.
                  8.000%, 05/01/13                                       472,422
    858,000       General Cable Corp.
                  9.500%, 11/15/10                                       918,060
    163,000       Greenbrier Companies, Inc.
                  8.375%, 05/15/15                                       165,853
    409,000       H&E Equipment Service, Inc.*@
                  8.375%, 07/15/16                                       424,338
    339,000       Manitowoc Company, Inc.
                  10.500%, 08/01/12                                      367,815
    271,000       Orbital Sciences Corp.@
                  9.000%, 07/15/11                                       288,954
    451,000       Sequa Corp.
                  8.875%, 04/01/08                                       470,167
    519,000       Trinity Industries, Inc.
                  6.500%, 03/15/14                                       511,864
    451,000       Wesco Distribution, Inc.
                  7.500%, 10/15/17                                       457,765
    451,000       Westinghouse Air Brake Technologies
                  Corporation
                  6.875%, 07/31/13                                       445,362
    497,000       Williams Scotsman International, Inc.@
                  8.500%, 10/01/15                                       515,637
                                                                  --------------
                                                                       9,466,602
                                                                  --------------

                  INFORMATION TECHNOLOGY (0.2%)
  1,650,000       Advanced Micro Devices, Inc.@
                  7.750%, 11/01/12                                     1,683,000
    201,000       Anixter International, Inc.
                  5.950%, 03/01/15                                       189,945
    199,000       Avago Technologies*@
                  11.875%, 12/01/15                                      219,895
    768,000       Celestica, Inc.@
                  7.875%, 07/01/11                                       779,520
    451,000       Freescale Semiconductor, Inc.
                  7.125%, 07/15/14                                       483,702
     99,000       Sanmina-SCI Corporation
                  8.125%, 03/01/16                                        97,886
    948,000       SunGard Data Systems, Inc.@
                  9.125%, 08/15/13                                       988,290
                                                                  --------------
                                                                       4,442,238
                                                                  --------------

                  MATERIALS (0.3%)
    226,000       Agrium, Inc.
                  7.125%, 05/23/36                                       241,789
    271,000       Century Aluminum Company
                  7.500%, 08/15/14                                       271,677
    788,000       Freeport-McMoRan Copper & Gold, Inc.
                  10.125%, 02/01/10                                      838,235

                See accompanying Notes to Schedule of Investments.


                                                 Strategic Total Return Fund
                                       Schedule of Investments ANNUAL REPORT  13

Schedule of Investments

OCTOBER 31, 2006

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                        --------------
$   199,000       Gibraltar Industries, Inc.
                  8.000%, 12/01/15                                $      198,005
                  Ineos Group Holdings, PLC*
  1,219,000 EUR   7.875%, 02/15/16                                     1,495,522
    226,000       8.500%, 02/15/16@                                      218,655
    903,000       IPSCO, Inc.
                  8.750%, 06/01/13                                       966,210
    271,000       P.H. Glatfelter Company*
                  7.125%, 05/01/16                                       271,560
    361,000       U.S. Concrete, Inc.
                  8.375%, 04/01/14                                       348,365
                  Union Carbide Corp.
    989,000       7.875%, 04/01/23@                                    1,055,552
    781,000       7.500%, 06/01/25                                       842,885
    664,000       Westlake Chemical Corporation@
                  6.625%, 01/15/16                                       639,100
                                                                  --------------
                                                                       7,387,555
                                                                  --------------

                  TELECOMMUNICATION SERVICES (0.2%)
  1,174,000       Alamosa Holdings, Inc.
                  8.500%, 01/31/12                                     1,248,854
    154,000       Citizens Communications Company@
                  9.000%, 08/15/31                                       168,052
    406,000       IPCS, Inc.
                  11.500%, 05/01/12                                      455,735
    427,000       Leap Wireless International, Inc.*
                  9.375%, 11/01/14                                       437,675
    587,000 CAD   Rogers Cable, Inc.
                  7.250%, 12/15/11                                       563,953
    451,000       Sprint Nextel Corporation
                  11.000%, 07/31/10                                      492,242
    451,000       Syniverse Technologies, Inc.
                  7.750%, 08/15/13                                       435,215
    813,000       Windstream Corp.*@
                  8.625%, 08/01/16                                       881,089
                                                                  --------------
                                                                       4,682,815
                                                                  --------------

                  UTILITIES (0.1%)
  1,084,000       Edison International
                  7.730%, 06/15/09                                     1,132,780
  1,625,000       TXU Corp.
                  6.500%, 11/15/24                                     1,568,201
                                                                  --------------
                                                                       2,700,981
                                                                  --------------
                  TOTAL CORPORATE BONDS                               94,800,189
                                                                  --------------

 NUMBER OF
 CONTRACTS                                                             VALUE
 ---------                                                        --------------
OPTIONS (0.7%)
                  CONSUMER DISCRETIONARY (0.1%)
        600       Garmin, Ltd.#
                  Call, 01/19/08, Strike $50.00                          681,000
        760       Office Depot, Inc.#
                  Call, 01/19/08, Strike $40.00                          573,800
                                                                  --------------
                                                                       1,254,800
                                                                  --------------

 NUMBER OF
 CONTRACTS                                                             VALUE
 ---------                                                        --------------
                  CONSUMER STAPLES (0.0%)
      1,500       Kroger Company#
                  Call, 01/19/08, Strike $20.00                   $      630,000
        635       PepsiCo, Inc.#
                  Call, 01/19/08, Strike $60.00                          457,200
                                                                  --------------
                                                                       1,087,200
                                                                  --------------

                  ENERGY (0.0%)
        315       BJ Services Company#
                  Call, 01/19/08, Strike $40.00                           63,000
        500       Nabors Industries, Ltd.#
                  Call, 01/19/08, Strike $37.50                          120,000
        215       Petroleo Brasileiro, SA#
                  Call, 01/19/08, Strike $90.00                          258,000
        360       Schlumberger, Ltd.#
                  Call, 01/19/08, Strike $65.00                          334,800
        330       Weatherford International, Ltd.#
                  Call, 01/19/08, Strike $55.00                           89,925
                                                                  --------------
                                                                         865,725
                                                                  --------------

                  FINANCIALS (0.2%)
      1,150       Charles Schwab Corp.#
                  Call, 01/19/08, Strike $17.50                          345,000
         50       Chicago Mercantile Exchange Holdings, Inc.#
                  Call, 01/19/08, Strike $420.00                         635,750
        650       E*TRADE Financial Corporation#
                  Call, 01/19/08, Strike $25.00                          201,500
        170       Goldman Sachs Group, Inc.#
                  Call, 01/19/08, Strike $160.00                         743,750
        360       Lehman Brothers Holdings, Inc.#
                  Call, 01/19/08, Strike $75.00                          450,000
        430       Merrill Lynch & Company, Inc.#
                  Call, 01/19/08, Strike $70.00                          939,550
        550       State Street Corp.#
                  Call, 01/19/08, Strike $60.00                          547,250
                                                                  --------------
                                                                       3,862,800
                                                                  --------------

                  HEALTH CARE (0.0%)
        215       Allergan, Inc.#
                  Call, 01/19/08, Strike $110.00                         396,675
                                                                  --------------

                  INFORMATION TECHNOLOGY (0.3%)
        550       Agilent Technologies, Inc.#
                  Call, 01/19/08, Strike $35.00                          341,000
      1,750       Apple Computer, Inc.#
                  Call, 01/19/08, Strike $75.00                        3,237,500
        820       Hewlett-Packard Company#
                  Call, 01/19/08, Strike $30.00                          934,800
        950       Intuit, Inc.#
                  Call, 01/19/08, Strike $27.50                          973,750
        800       Motorola, Inc.#
                  Call, 01/19/08, Strike $22.50                          304,000
        580       NVIDIA Corp.#
                  Call, 01/19/08, Strike $30.00                          585,800

                See accompanying Notes to Schedule of Investments.


    Strategic Total Return Fund
14  ANNUAL REPORT Schedule of Investments

                                                         Schedule of Investments

OCTOBER 31,2006

 NUMBER OF
 CONTRACTS                                                            VALUE
-----------                                                      ---------------
        230       Sandisk Corp.#
                  Call, 01/19/08, Strike $65.00                  $       132,250
                                                                 ---------------
                                                                       6,509,100
                                                                 ---------------
                  MATERIALS (0.1%)
        320       Alcan, Inc.#
                  Call, 01/19/08, Strike $55.00                          134,400
        625       Goldcorp, Inc.#
                  Call, 01/19/08, Strike $27.50                          309,375
        849       Harmony Gold Mining Co., Ltd.#
                  Call, 01/19/08, Strike $15.00                          305,640
        260       Phelps Dodge Corp.#
                  Call, 01/19/08, Strike $72.50                          798,200
        230       United States Steel Corp.#
                  Call, 01/19/08, Strike $70.00                          236,900
                                                                 ---------------
                                                                       1,784,515
                                                                 ---------------
                  TELECOMMUNICATION SERVICES (0.0%)
        500       America Movil, S.A. de CV#
                  Call, 01/19/08, Strike $40.00                          435,000
        300       NII Holdings, Inc.#
                  Call, 01/19/08, Strike $55.00                          534,000
                                                                 ---------------
                                                                         969,000
                                                                 ---------------
                  TOTAL OPTIONS                                       16,729,815
                                                                 ---------------
                  TOTAL SYNTHETIC CONVERTIBLE SECURITIES
                  (Cost $110,135,092)                                111,530,004
                                                                 ===============

 NUMBER OF
   SHARES                                                             VALUE
-----------                                                      ---------------
CONVERTIBLE PREFERRED STOCKS (20.4% )
                  CONSUMER DISCRETIONARY (3.8%)
  2,652,400       Ford Motor Company Capital Trust II
                  6.500%                                              91,375,180
                                                                 ---------------
                  CONSUMER STAPLES (1.6%)
  1,500,000       SUPERVALU, Inc.
                  7.250%                                              37,710,000
                                                                 ---------------
                  ENERGY (1.7%)
    110,000       Chesapeake Energy Corp.
                  6.250%                                              30,118,000
    110,000       Hess Corp.
                  7.000%                                              11,715,000
                                                                 ---------------
                                                                      41,833,000
                                                                 ---------------
                  FINANCIALS (10.4%)
    850,000       Citigroup, Inc. (Genworth Financial,
                  Inc.)++&
                  5.020%                                              27,174,500
     27,600       Fortis Insurance, N.V. (Assurant, Inc.)*&
                  7.750%                                              37,627,080
    650,000       Genworth Financial, Inc.
                  6.000%                                              23,432,500
    725,000       Lazard, Ltd.
                  6.625%                                              26,585,750

 NUMBER OF
   SHARES                                                             VALUE
-----------                                                      ---------------
  1,950,000       Lehman Brothers Holdings, Inc.
                  (General Mills, Inc.)&
                  6.250%                                         $    53,625,000
    460,000       Merrill Lynch & Co., Inc.
                  (Nuveen Investments, Inc.)&
                  6.750%                                              20,092,800
  1,400,000       Metlife, Inc.
                  6.375%                                              41,468,000
    470,000       National Australia Bank, Ltd.
                  7.875%                                              22,489,500
                                                                 ---------------
                                                                     252,495,130
                                                                 ---------------
                  HEALTH CARE (1.4%)
    639,000       Schering-Plough Corp.
                  6.000%                                              35,183,340
                                                                 ---------------
                  INDUSTRIALS (1.0%)
  6,500,000 GBP   BAE Systems, PLC
                  7.750%                                              24,870,185
                                                                 ---------------
                  UTILITIES (0.5%)
    200,000       Southern Union Company
                  5.000%                                              11,150,000
                                                                 ---------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS
                  (Cost $469,473,798)                                494,616,835
                                                                 ===============
COMMON STOCKS (63.7%)
                  CONSUMER DISCRETIONARY (3.4%)
    400,000       Carnival Corp.                                      19,528,000
    550,000       Home Depot, Inc.                                    20,531,500
    375,000       Tupperware Corporation@                              7,961,250
    450,000       V.F. Corp.                                          34,204,500
                                                                 ---------------
                                                                      82,225,250
                                                                 ---------------
                  CONSUMER STAPLES (7.9%)
    320,000       Altria Group, Inc.@                                 26,025,600
    350,000       Anheuser-Busch Companies, Inc.                      16,597,000
  1,100,000       Coca-Cola Company                                   51,392,000
    700,000       Conagra Foods, Inc.                                 18,305,000
    425,000       H. J. Heinz Company@                                17,918,000
    250,000       Kraft Foods, Inc.@                                   8,600,000
    840,000       Reynolds American, Inc.@                            53,054,400
                                                                 ---------------
                                                                     191,892,000
                                                                 ---------------
                  ENERGY (6.6%)
    775,000       Chevron Corp.                                       52,080,000
    550,000       ConocoPhillips                                      33,132,000
    250,000       Marathon Oil Corp.                                  21,600,000
    360,000 EUR   OMV, AG                                             19,556,966
    295,000       PetroChina Company, Ltd.@                           32,565,050
                                                                 ---------------
                                                                     158,934,016
                                                                 ---------------
                  FINANCIALS (13.2%)
    500,000       Bank of America Corp.@                              26,935,000
  1,372,000       Citigroup, Inc.                                     68,819,520

               See accompanying Notes to Schedule of Investments.


                                                 Strategic Total Return Fund
                                       Schedule of Investments ANNUAL REPORT  15

Schedule of Investments

OCTOBER 31, 2006

 NUMBER OF
   SHARES                                                             VALUE
-----------                                                      ---------------
    250,000       Federal Home Loan Mortgage Corp.               $    17,247,500
    777,000       Federal National Mortgage Association               46,045,020
    600,000       J.P. Morgan Chase & Company                         28,464,000
    158,074       Lincoln National Corp.                              10,007,665
    360,000       Wachovia Corp.@                                     19,980,000
  2,428,000       Washington Mutual, Inc.                            102,704,400
                                                                 ---------------
                                                                     320,203,105
                                                                 ---------------
                  HEALTH CARE (10.3%)
    525,000       Abbott Laboratories@                                24,942,750
    300,000       Eli Lilly and Company                               16,803,000
  1,300,000       Johnson & Johnson                                   87,620,000
  1,755,000       Merck & Company, Inc.                               79,712,100
  1,575,000       Pfizer, Inc.                                        41,973,750
                                                                 ---------------
                                                                     251,051,600
                                                                 ---------------
                  INDUSTRIALS (5.1%)
    630,000       Caterpillar, Inc.                                   38,247,300
    819,000       General Electric Company                            28,755,090
    450,000       Masco Corp.@                                        12,442,500
    350,000       R.R. Donnelley & Sons Company                       11,851,000
    435,000       Raytheon Company@                                   21,728,250
    375,000       Tyco International, Ltd.@                           11,036,250
                                                                 ---------------
                                                                     124,060,390
                                                                 ---------------
                  INFORMATION TECHNOLOGY (9.0%)
    450,000       Cisco Systems, Inc.@#                               10,858,500
    615,000       Electronic Data Systems Corp.                       15,577,950
    850,000       Hewlett-Packard Company@                            32,929,000
    570,000       Infosys Technologies, Ltd.@                         29,697,000
  1,382,000       Intel Corp.                                         29,491,880
  1,225,000       Microsoft Corp.                                     35,169,750
  2,725,000       Nokia Corp.                                         54,173,000
   600,000        Oracle Corp.#                                       11,082,000
                                                                 ---------------
                                                                     218,979,080
                                                                 ---------------

                  TELECOMMUNICATION SERVICES (8.2%)
  3,071,000       AT&T, Inc.@                                        105,181,750
    823,500 CAD   BCE Inc.                                            23,246,760
    735,000       Bellsouth Corp.@                                    33,148,500
  1,039,000       Verizon Communications, Inc.                        38,443,000
                                                                 ---------------
                                                                     200,020,010
                                                                 ---------------
                  TOTAL COMMON STOCKS
                  (Cost $1,393,774,012)                            1,547,365,451
                                                                 ===============

 PRINCIPAL
   AMOUNT                                                             VALUE
-----------                                                      ---------------
SHORT-TERM INVESTMENT (0.8%)
                  COMMERCIAL PAPER (0.8%)
$19,249,000       Citigroup, Inc.
                  5.230%, 11/01/06
                  (Cost $19,249,000)                                  19,249,000
                                                                 ---------------

 NUMBER OF
   SHARES                                                             VALUE
-----------                                                      ---------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (21.7%)
527,235,000       Bank of New York Institutional Cash Reserve
                  Fund current rate 5.389%
                  (Cost $527,235,000)                            $   527,235,000
                                                                 ---------------
                  TOTAL INVESTMENTS (165.1%)
                  (Cost $3,791,528,183)                            4,007,717,709
                                                                 ===============

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-21.7%)                  (527,235,000)
                                                                 ---------------
OTHER ASSETS, LESS LIABILITIES (1.1%)                                 28,028,663
                                                                 ---------------
PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS
PAYABLE (-44.5%)                                                  (1,080,879,088)
                                                                 ---------------
NET ASSETS APPLICABLE TO COMMON
SHAREHOLDERS (100.0%)                                            $ 2,427,632,284
                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS

Note: Value for Securities denominated in foreign currencies are shown in U.S. dollars.

* 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At October 31, 2006, the market value of 144A securities that were not subject to mandatory issuer registration obligations is $172,686,158 or 7.1% of net assets.

@    Security, or portion of security, is on loan.

#    Non-income producing security.

++ Variable rate security. The interest rate shown is the rate in effect at October 31, 2006.

& Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

FOREIGN CURRENCY ABBREVIATIONS

CAD  Canadian Dollar

EUR  European Monetary Unit

GBP  British Pound Sterling

                 See accompanying Notes to Financial Statements


    Strategic Total Return Fund
16  ANNUAL REPORT Schedule of Investments

Statement of Assets and Liabilities

OCTOBER 31, 2006

ASSETS
Investments, at value* (cost $3,791,528,183)                      $4,007,717,709
Cash with custodian (interest bearing)                                     4,106
Restricted cash for open options (interest bearing)                      150,000
Foreign currency (cost $312,104)                                         312,957
Accrued interest and dividends receivables                            30,940,154
Unrealized appreciation on interest rate swaps                         4,709,000
Prepaid expenses                                                          85,131
Other assets                                                              42,866
                                                                  --------------
         Total assets                                              4,043,961,923
                                                                  --------------
LIABILITIES
Payables:
   Cash collateral for securities on loan                            527,235,000
   Investments purchased                                               4,834,454
   Affiliates:
      Investment advisory fees                                         2,957,186
      Deferred compensation to Trustees                                   42,866
      Financial accounting fees                                           33,483
      Trustee fees and officer compensation                                1,059
Accounts payable and accrued liabilities                                 346,503
                                                                  --------------
         Total liabilities                                           535,450,551
                                                                  --------------
PREFERRED SHARES
$25,000 liquidation value per share applicable to 43,200
   shares, including dividends payable                             1,080,879,088
                                                                  --------------
         NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS             $2,427,632,284
                                                                  ==============

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized
   154,514,000 shares issued and outstanding                      $2,200,733,859
Undistributed net investment income (loss)                              (851,765)
Accumulated net realized gain (loss) on investments, written options, foreign currency transactions and interest rate
   swaps                                                               6,829,494
Net unrealized appreciation (depreciation) on investments,
   written options, foreign currency translations and interest
    rate swaps                                                       220,920,696
                                                                  --------------
         NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS             $2,427,632,284
                                                                  ==============
Net asset value per common share based on 154,514,000
   shares issued and outstanding                                  $        15.71
                                                                  ==============

*    Including securities on loan with a value of $512,014,547.

                 See accompanying Notes to Financial Statements.


                                                 Strategic Total Return Fund
                           Statement of Assets and Liabilities ANNUAL REPORT  17

Statement of Operations

YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME
Interest                                                                $ 99,743,291
Dividends (net of foreign taxes withheld of $367,035)                     75,472,397
Securities lending                                                           914,525
income
                                                                        ------------
      Total investment income                                            176,130,213
                                                                        ============
EXPENSES
Investment advisory fees                                                  34,049,644
Financial accounting fees                                                    385,141
Auction agent and rating agency fees                                       2,750,756
Printing and mailing fees                                                    335,635
Accounting fees                                                              290,977
Custodian fees                                                               214,301
Audit and legal fees                                                         188,004
Registration fees                                                            136,264
Trustees' fees and officer compensation                                       75,354
Transfer agent fees                                                           38,924
Other                                                                        103,183
                                                                        ------------
      Total expenses                                                      38,568,183
      Less earnings credits                                                  (41,913)
                                                                        ============
      Net expenses                                                        38,526,270
                                                                        ============
      NET INVESTMENT INCOME (LOSS)                                       137,603,943
                                                                        ============
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, WRITTEN
   OPTIONS, FOREIGN CURRENCY AND INTEREST RATE SWAPS
NET REALIZED GAIN (LOSS) FROM:
   Investments                                                            79,432,717
   Written options                                                        (1,516,084)
   Foreign currency transactions                                             507,593
   Interest rate swaps                                                     4,323,763
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
   Investments                                                           216,209,533
   Written options                                                          (251,427)
   Foreign currency translations                                              22,965
   Interest rate swaps                                                   (11,584,318)
                                                                        ------------
      NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
         WRITTEN OPTIONS, FOREIGN CURRENCY AND INTEREST RATE SWAPS       287,144,742
                                                                        ============
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    424,748,685
                                                                        ============
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income                                                    (50,773,343)
                                                                        ------------
      NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
         SHAREHOLDERS RESULTING FROM OPERATIONS                         $373,975,342
                                                                        ============

                 See accompanying Notes to Financial Statements.


    Strategic Total Return Fund
18  ANNUAL REPORT Statement of Operations

Statements of Changes in Net Assets

                                                                                 Year Ended October 31,
                                                                            -------------------------------
                                                                                 2006             2005
                                                                            --------------   --------------
OPERATIONS
Net investment income (loss)                                                $  137,603,943   $  143,752,406
Net realized gain (loss) from investments, written options,
   foreign currency transactions and interest rate swaps                        82,747,989       63,608,151
Change in net unrealized appreciation/depreciation on investments,
   written options, foreign currency translations and interest rate swaps      204,396,753        9,671,607
Distributions to preferred shareholders from
   Net investment income                                                       (50,773,343)     (32,330,741)
                                                                            --------------   --------------
Net increase (decrease) in net assets applicable to common shareholders
   resulting from operations                                                   373,975,342      184,701,423
                                                                            --------------   --------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income                                                         (118,970,833)    (108,979,250)
Capital gains                                                                  (58,720,277)     (43,603,336)
                                                                            --------------   --------------
Net decrease in net assets from distributions to common shareholders          (177,691,110)    (152,582,586)
                                                                            --------------   --------------
CAPITAL STOCK TRANSACTIONS
Net increase (decrease) in net assets from capital stock transactions                   --               --
                                                                            --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS      196,284,232       32,118,837
                                                                            --------------   --------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of year                                                            2,231,348,052    2,199,229,215
                                                                            --------------   --------------
End of year                                                                 $2,427,632,284   $2,231,348,052
                                                                            ==============   ==============
Undistributed net investment income (loss)                                  $     (851,765)  $    9,123,770

                 See accompanying Notes to Financial Statements.


                                                 Strategic Total Return Fund
                           Statements of Changes in Net Assets ANNUAL REPORT  19

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. CALAMOS Strategic Total Return Fund (the "Fund") was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004.

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in common and preferred stocks and income producing securities such as investment grade and below investment grade debt securities.

PORTFOLIO VALUATION. Calamos Advisors LLC ("Calamos Advisors") values the Fund's portfolio securities in accordance with policies and procedures on the valuation of securities adopted by the Board of Trustees and under the ultimate supervision of the Board of Trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which the Fund determines its NAV. Securities traded in the over-the-counter ("OTC") market and quoted on The Nasdaq Stock Market are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking a NOCP, the last current reported sale price on Nasdaq at the time as of which the Fund determines its NAV.

When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued by the counterparty to such option. If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, junk bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or OTC markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's NAV is not calculated. As stated above, if the market prices are not readily available or are not reflective of a security's fair value, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.

The Fund also may use fair value pricing, pursuant to Board of Trustees guidelines and under the ultimate supervision of the Board of Trustees if the value of a foreign security it holds is materially affected by events occurring before their pricing time but after the close of the primary market or exchange on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.


    Strategic Total Return Fund
20  ANNUAL REPORT Notes to Financial Statements

                                                   Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Short-term investment transactions are recorded on a trade date basis. Long-term investment transactions are recorded on a trade date plus one basis, except for fiscal quarter ends, which are recorded on trade date. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.

FOREIGN CURRENCY TRANSLATION. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

OPTION TRANSACTIONS. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of purchased call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

USE OF ESTIMATES. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

INCOME TAXES. No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and distribute to shareholders substantially all of its taxable income and net realized gains.


                                                 Strategic Total Return Fund
                                 Notes to Financial Statements ANNUAL REPORT  21

Notes to Financial Statements

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting fixed income securities. Financial records are not adjusted for temporary differences.

INDEMNIFICATIONS. Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NEW ACCOUNTING PRONOUNCEMENTS. On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the Fund's financial statements has not yet been determined.

In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statements and their disclosures and its impact has not yet been determined.

NOTE 2 - INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC, the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Pursuant to a financial accounting services agreement, Calamos Advisors receives a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets, and 0.0110% on combined assets above $2 billion for financial accounting services (for purposes of this calculation "combined assets" means the total of the average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund and Calamos Global Total Return Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking, and reporting tax adjustments on all assets and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on the Fund's relative portion of combined assets.

The Fund reimburses the advisor for a portion of compensation paid to the Fund's Chief Compliance Officer. This compensation is reported as part of "Trustees' fees and officer compensation" expenses on the Statement of Operations.

Included in the statement of operations under the caption "Earnings credits" is an expense offset of $41,913, arising from credits on cash balances maintained on deposit.


    Strategic Total Return Fund
22  ANNUAL REPORT Notes to Financial Statements

                                                   Notes to Financial Statements

Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC ("CFS") and Calamos Advisors. All officers and affiliated Trustees serve without direct compensation from the Fund, except for the Chief Compliance Officer as described above.

The Fund has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) of CFS or Calamos Advisors and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $42,866 is included in "Other assets" on the Statement of Assets and Liabilities at October 31, 2006. The Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included on the Statement of Assets and Liabilities as a payable for "Deferred compensation for Trustees" at October 31, 2006.

NOTE 3 - INVESTMENTS

Purchases and sales of investments, other than short-term investments for the year ended October 31, 2006 were as follows:

Purchases                                                         $1,608,749,243
Proceeds from sales                                                2,535,554,039

The following information is presented on an income tax basis as of October 31, 2006. Differences between amounts for financial statements and Federal income tax purposes are primarily due to timing differences.

The cost basis of investments for Federal income tax purposes at October 31, 2006 was as follows:

Cost basis of investments                                         $3,808,424,259
                                                                  --------------
Gross unrealized appreciation                                        294,916,081
Gross unrealized depreciation                                        (95,622,631)
                                                                  --------------
Net unrealized appreciation (depreciation)                        $  199,293,450
                                                                  --------------

NOTE 4 - INCOME TAXES

For the year ended October 31, 2006, the Fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

Paid-in capital                                                   $           --
Undistributed net investment income (loss)                            22,164,698
Accumulated net realized gain/(loss) on investments, written options, foreign currency transactions and interest rate
   swaps                                                             (22,164,698)

Distributions during the fiscal year ended October 31, 2006 and 2005 were characterized for Federal income tax purposes as follows:

                                                         2006           2005
                                                     ------------   ------------
DISTRIBUTIONS PAID FROM:
Ordinary income                                      $216,951,537   $184,587,693
Long-term capital gains                                15,065,115             --


                                                 Strategic Total Return Fund
                                 Notes to Financial Statements ANNUAL REPORT  23

Notes to Financial Statements

As of October 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income                                     $    6,370,479
Undistributed capital gains                                           17,788,433
                                                                  --------------
Total undistributed earnings                                          24,158,912
Accumulated capital and other losses                                          --
Net unrealized gains/(losses)                                        203,671,995
                                                                  --------------
Total accumulated earnings/(losses)                                  227,830,907
Other                                                                   (932,482)
Paid-in capital                                                    2,200,733,859
                                                                  --------------
Net assets applicable to common shareholders                      $2,427,632,284
                                                                  --------------

NOTE 5 - COMMON STOCK

There are unlimited common shares of beneficial interest authorized and 154,514,000 shares outstanding at October 31, 2006. Calamos Advisors owned 16,759 of the outstanding shares at October 31, 2006. Transactions in common shares were as follows:

                                         FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                          OCTOBER 31, 2006     OCTOBER 31, 2005
                                         ------------------   ------------------
Beginning shares                             154,514,000          154,514,000
Shares issued through reinvestment of
   distributions                                      --                   --
                                             -----------          -----------
Ending shares                                154,514,000          154,514,000
                                             ===========          ===========

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates, and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2006.

NOTE 7 - SYNTHETIC CONVERTIBLE SECURITIES

The Fund may establish a "synthetic" convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component", which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.


    Strategic Total Return Fund
24  ANNUAL REPORT Notes to Financial Statements

                                                   Notes to Financial Statements

NOTE 8 - WRITTEN OPTIONS TRANSACTIONS

The Fund may engage in options transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. Transactions in options written during the year ended October 31, 2006 were as follows:

                                          NUMBER OF     PREMIUMS
                                          CONTRACTS     RECEIVED
                                          ---------   -----------
Options outstanding at October 31, 2005     2,100     $   387,677
Options written                             2,900         977,270
Options closed                             (3,975)     (1,281,782)
Options expired                            (1,000)        (74,741)
Options exercised                             (25)         (8,424)
                                           ------     -----------
Options outstanding at October 31, 2006        --     $        --
                                           ======     ===========

NOTE 9 - PREFERRED SHARES

There are unlimited shares of Auction Rate Cumulative Preferred Shares ("Preferred Shares") authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 43,200 shares of Preferred Shares outstanding consist of seven series, 7,040 shares of M, 7,040 shares of TU, 7,040 shares of W, 7,040 shares of TH, 7,040 shares of F, 4,000 shares of A, and 4,000 shares of
B. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.

Dividends on the Preferred Shares are cumulative at a rate typically reset every seven or twenty-eight days based on the results of an auction. Dividend rates ranged from 3.75% to 5.34% for the year ended October 31, 2006. Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The Preferred Shares are redeemable at the Fund's option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class except on matters affecting only the holders of Preferred Shares or only the holders of common stock, when the respective classes vote alone.

NOTE 10 - INTEREST RATE TRANSACTIONS

The Fund may engage in swaps primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Premiums paid to or by the Fund are accrued daily and included in realized gain
(loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the contracts.


                                                 Strategic Total Return Fund
                                 Notes to Financial Statements ANNUAL REPORT  25

Notes to Financial Statements

If the Fund is required to terminate any swap or cap early due to the Fund failing to maintain a required 200% asset coverage of the liquidation value of the outstanding Preferred Shares or the Fund loses its credit rating on its Preferred Shares, then the Fund could be required to make a termination payment, in additional to redeeming all or some of the Preferred Shares.

Details of the swap agreements outstanding as of October 31, 2006 were as follows:

                                                                          UNREALIZED
              TERMINATION     NOTIONAL     FIXED RATE   FLOATING RATE    APPRECIATION
COUNTERPARTY      DATE      AMOUNT (000)  (FUND PAYS)  (FUND RECEIVES)  (DEPRECIATION)
------------  ------------  ------------  -----------  ---------------  --------------
Citibank NA   June 4, 2007    $150,000       3.61%      1 month LIBOR     $1,689,351
Citibank NA   June 4, 2009     200,000       4.34%      1 month LIBOR      3,019,649
                                                                          ----------
                                                                          $4,709,000
                                                                          ==========

NOTE 11 - SECURITIES LENDING

During the year ended October 31, 2006, the Fund loaned certain of its securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors LLC and the security lending agent will monitor the creditworthiness of the firms to which the Fund lends securities. At October 31, 2006, the Fund had securities valued at $512,014,547 that were on loan to broker-dealers and banks and $527,235,000 in cash or cash equivalent collateral.


    Strategic Total Return Fund
26  ANNUAL REPORT Notes to Financial Statements

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                   For the Year        March 26, 2004*
                                                                                 Ended October 31,         through
                                                                             ------------------------    October 31,
                                                                                 2006         2005           2004
                                                                             -----------  -----------  ---------------
Net asset value, beginning of period                                         $    14.44   $    14.23     $    14.32(a)
Income from investment operations:
   Net investment income (loss)                                                    0.89         0.93           0.51
   Net realized and unrealized gain (loss) from investments,
      written options, foreign currency and interest rate swaps                     1.86         0.48          (0.09)
Distributions to preferred shareholders from:
   Net investment income (common share equivalent basis)                          (0.33)       (0.21)         (0.06)
Total from investment operations                                                   2.42         1.20           0.36
Less distributions to common shareholders from:
   Net investment income                                                          (0.77)       (0.71)         (0.37)
   Capital gains                                                                  (0.38)       (0.28)            --
Capital charge resulting from issuance of common and preferred shares                --           --          (0.08)
Net asset value, end of period                                               $    15.71   $    14.44     $    14.23
Market value, end of period                                                  $    14.91   $    13.71     $    13.34
Total investment return based on(b):
   Net asset value                                                                18.03%        8.95%          2.10%
   Market value                                                                   17.99%       10.35%         (8.59)%
Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000's omitted)  $2,427,632   $2,231,348     $2,199,229
Preferred shares, at redemption value ($25,000 per share liquidation
   preference) (000's omitted)                                               $1,080,000   $1,080,000     $1,080,000
Ratios to average net assets applicable to common shareholders:
   Net expenses(c)(d)                                                              1.66%        1.67%          1.61%
   Gross expenses prior to waiver of expenses by the advisor and
      earnings credits(c)(d)                                                       1.66%          --             --
   Net investment income (loss)(c)(d)                                              5.92%        6.25%          6.27%
   Preferred share distributions(c)                                                2.18%        1.40%          0.67%
   Net investment income (loss), net of preferred share distributions(c)           3.74%        4.85%          5.60%
Portfolio turnover rate                                                              48%          71%            11%
Average commission rate paid                                                 $   0.0342   $   0.0381     $   0.0197
Asset coverage per preferred share, at end of period(e)                      $   81,216   $   76,667     $   75,916

*    Commencement of operations.

(a) Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)  Annualized for periods less than one year.

(d)  Does not reflect the effect of dividend payments to Preferred Shareholders.

(e) Calculated by subtracting the Fund's total liabilities (not including Preferred Shares) from the Fund's total assets and dividing this by the number of Preferred Shares outstanding.


                                                 Strategic Total Return Fund
                                          Financial Highlights ANNUAL REPORT  27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of CALAMOS Strategic Total Return Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CALAMOS Strategic Total Return Fund (the "Fund") as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period from March 26, 2004 (commencement of operations) through October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period from March 26, 2004 (commencement of operations) through October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
December 19, 2006


    Strategic Total Return Fund
28  ANNUAL REPORT Report of Independent Registered Public Accounting Firm

Tax Information (unaudited)

We are providing this information as required by the Internal Revenue Code
(Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(c) of the Code, the Fund hereby designates $15,065,115 as capital gain dividends for the fiscal year ended October 31, 2006.

Under Section 854(b)(2) of the Code, the Fund hereby designates $53,960,972, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2006.

Under Section 854(b)(2) of the Code, the Fund hereby designates 23.66% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2006.


                                                 Strategic Total Return Fund
                                               Tax Information ANNUAL REPORT  29

Trustee Approval of Management Agreement (unaudited)

The Board of Trustees of the Fund oversees the Fund's management, and, as required by law, determines annually whether to continue the Fund's management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager for the Fund.

In connection with their most recent consideration regarding the continuation of that agreement, the Trustees received and reviewed information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel and discussed with representatives of Calamos Advisors the Fund's operations and the nature and quality of the advisory and other services provided by Calamos Advisors to the Fund. The Trustees also received and reviewed a memorandum from counsel to the Independent Trustees regarding the Trustees' responsibilities in evaluating the management agreement. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting on June 29, 2006, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved continuation of the management agreement through August 1, 2007, subject to earlier termination as provided in the agreement.

In considering the continuation of the management agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered the sole factor in the Trustees' determinations. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the management agreement are discussed separately below.

NATURE, QUALITY AND EXTENT OF SERVICES

The Trustees reviewed the nature, extent and quality of Calamos Advisors' services to the Fund, taking into account the Fund's investment objective and strategy and the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed Calamos Advisors' resources and key personnel, especially those who provide investment management services to the Fund. The Trustees also considered other services provided to the Fund by Calamos Advisors, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Fund's investment restrictions, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders, overseeing the activities of other service providers and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services provided by Calamos Advisors to the Fund were appropriate and consistent with the terms of the management agreement, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Fund was likely to benefit from the continued provision of those services. They also concluded that Calamos Advisors had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

PERFORMANCE

The Trustees considered the Fund's performance results over various time periods. They reviewed information comparing the performance of the Fund with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. The Trustees heard from representatives of Calamos Advisors, who provided additional information with regard to certain aspects of the Lipper materials and answered questions from the Trustees. The Trustees also noted that the Fund had less than three years of performance data, and thus did not have a


    Strategic Total Return Fund
30  ANNUAL REPORT Trustee Approval of Management Agreement

Trustee Approval of Management Agreement (unaudited)

long-term performance record. The Trustees concluded that the Fund's operating history was too short a period to allow for a meaningful performance comparison.

COSTS OF SERVICES AND PROFITS REALIZED BY CALAMOS ADVISORS

The Trustees examined information on the Fund's fees and expenses in comparison to information for other comparable funds as provided by Lipper. Also, the Trustees reviewed information on fees and expenses for additional funds identified by Calamos Advisors. The Trustees noted that, although the Fund's contractual rate of management fees, actual management fees after fee waivers and overall expense ratio were higher than those of its peer group, each of those data points appeared to be within a range of what was determined to be reasonable.

The Trustees considered the methodology used by Calamos Advisors in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees reviewed information on the profitability of Calamos Advisors in serving as the Fund's investment manager and of Calamos Advisors and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and other business units. Data was provided to the Trustees with respect to profitability, both on a pre- and post-marketing cost basis. The Trustees also reviewed the annual report of Calamos Advisors' parent company and discussed its corporate structure. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the profitability of Calamos Advisors regarding the Fund in relation to the services rendered was not unreasonable.

The Trustees also reviewed Calamos Advisors' management fees for its institutional separate accounts and for its subadvised funds (for which Calamos Advisors provides portfolio management services only), as well as managed fees for secondary accounts. Although in most instances its sub-advisory fees, and in many instances its institutional separate accounts fees, for various investment strategies are lower than the management fees charged to the Fund, the Trustees noted that Calamos Advisors performs significant additional services for the Fund that it does not provide to those other clients, including administrative services, oversight of the Fund's other service providers, trustee support, regulatory compliance and numerous other services. Finally, the Trustees considered Calamos Advisors' financial condition, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by the Fund to Calamos Advisors and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Calamos Advisors charges to other clients. The Trustees also concluded that the Fund's overall expense ratio was reasonable, taking into account the quality of services provided by Calamos Advisors and the Fund's investment performance.

ECONOMIES OF SCALE

In reviewing the Fund's fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund's fee structure. They noted that the Fund has had a relatively stable asset base since commencement of operation and that there do not appear to have been any significant economies of scale realized since that time.


                                                 Strategic Total Return Fund
                      Trustee Approval of Management Agreement ANNUAL REPORT  31

                            Trustee Approval of Management Agreement (unaudited)

OTHER BENEFITS TO CALAMOS ADVISORS

The Trustees also considered benefits that accrue to Calamos Advisors and its affiliates from their relationship with the Fund. The Trustees concluded that, other than the services to be provided by Calamos Advisors and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefor, the Fund and Calamos Advisors may potentially benefit from their relationship with each other in other ways. The Trustees considered Calamos Advisors' use of commissions paid by the Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Calamos Advisors. The Trustees concluded that Calamos Advisors' use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and is beneficial to the Fund. They concluded that, although Calamos Advisors derives or may derive additional benefits through the use of soft dollars from the Fund's portfolio transactions, the Fund also benefits from the receipt of research products and services acquired through commissions paid on the portfolio transactions of other clients of Calamos Advisors. They also concluded that the Fund's success could attract other business to Calamos Advisors or its other funds and that Calamos Advisors' success could enhance its ability to serve the Fund.

After full consideration of the above factors as well as other factors that were instructive in analyzing continuation of the management agreement for the one-year period ending August 1, 2007, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with Calamos Advisors was in the best interest of the Fund and its shareholders.


    Strategic Total Return Fund
32  ANNUAL REPORT Trustee Approval of Management Agreement

Trustees & Officers (unaudited)

The management of the Trust+, including general supervision of duties performed for the Fund under the Investment Management Agreement, is the responsibility of its board of trustees.

The following table sets forth, as of October 31, 2006 each trustee's position(s) with the Trust, age, principal occupation during the past five years, number of portfolios overseen, other directorships, and the date on which the trustee first became a trustee of the Trust.

                                 POSITION(S)
                             HELD WITH TRUST AND    NUMBER OF PORTFOLIOS
NAME AND AGE                DATE FIRST ELECTED OR     IN FUND COMPLEX@            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AT OCTOBER 31, 2006          APPOINTED TO OFFICE     OVERSEEN BY TRUSTEE                 AND OTHER DIRECTORSHIPS HELD
-------------------         ---------------------   --------------------   --------------------------------------------------------
TRUSTEES WHO ARE INTERESTED PERSONS OF TRUST:

John P. Calamos, Sr., 66*   Trustee and President            15            Chairman, CEO, and Co-Chief Investment Officer Calamos
                            (since 2003)                                   Asset Management, Inc. ("CAM"), Calamos Holdings LLC
                                                                           ("CHLLC") and Calamos Advisors LLC and its predecessor
                                                                           ("Calamos Advisors"), and President and Co-Chief
                                                                           Investment Officer, Calamos Financial Services LLC and
                                                                           its predecessor ("CFS"); Director, CAM

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF TRUST:

Joe F. Hanauer, 69          Trustee (since 2003)             15            Private investor; Director, MAF Bancorp (bank holding
                                                                           company); Chairman and Director, Move, Inc., (Internet
                                                                           provider of real estate information and products);
                                                                           Director, Combined Investments, L.P. (investment
                                                                           management)

Weston W. Marsh, 56         Trustee (since 2003)             15            Of Counsel, and formerly, Partner, Freeborn & Peters
                                                                           (law firm)

John E. Neal, 56            Trustee (since 2003)             15            Private investor; Managing Director, Banc One Capital
                                                                           Markets, Inc. (investment banking) (2000-2004);
                                                                           Director, The Brickman Group, Ltd. (landscaping
                                                                           company); Director, Equity Residential (publicly-owned
                                                                           REIT); Director, Ranir LLC (oral products company);
                                                                           Director, CBA Commercial (commercial mortgage
                                                                           securitization company); Partner, Private Perfumery LLC
                                                                           (private label perfume company); Partner, Linden LLC
                                                                           (health care private equity)

William R. Rybak, 55        Trustee (since 2003)             15            Private investor; formerly Executive Vice President and
                                                                           Chief Financial Officer, Van Kampen Investments, Inc.
                                                                           and subsidiaries (investment manager); Director, Howe
                                                                           Barnes Investments (investment services firm); Director,
                                                                           Private Bancorp (bank holding company)

Stephen B. Timbers, 62      Trustee (since 2004);            15            Private investor; formerly Vice Chairman, Northern Trust
                            Independent Lead                               Corporation (bank holding company); President and Chief
                            Trustee (since 2005)                           Executive Officer, Northern Trust Investments, N.A.
                                                                           (investment manager); formerly President, Northern Trust
                                                                           Global Investments, a division of Northern Trust
                                                                           Corporation and Executive Vice President, The Northern
                                                                           Trust Corporation; Director, Northern Trust Securities,
                                                                           Inc.

David D. Tripple, 62        Trustee (since 2006)             15            Private investor; Trustee, Century Shares Trust and
                                                                           Century Small Cap Select Fund**; Pioneer Investment
                                                                           Management, a subsidiary of UniCredito Italiano
                                                                           (investment advisor); prior thereto, The Pioneer Group,
                                                                           Inc. (asset management)

+    The Trust is defined as the CALAMOS Strategic Total Return Fund.

* John P. Calamos is an "interested person" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") because he is an affiliate of Calamos Advisors and Calamos Financial Services, LLC.

**   Overseeing two portfolios in fund complex.

@ The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund and CALAMOS Global Total Return Fund.


                                                 Strategic Total Return Fund
                                           Trustees & Officers ANNUAL REPORT  33

                                                 Trustees & Officers (unaudited)

OFFICERS. Mr. John Calamos is president of the Trust. The preceding table gives more information about Mr. John Calamos. The following table sets forth as of October 31, 2006 each other officer's name, position with the Trust, age, principal occupation during the past five years, other directorships, and the date on which he or she first became and officer of the Trust. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

                           POSITION(S) HELD WITH TRUST        PRINCIPAL OCCUPATION(S)
NAME AND AGE AT               AND DATE FIRST ELECTED            DURING PAST 5 YEARS
OCTOBER 31, 2006              OR APPOINTED TO OFFICE        AND OTHER DIRECTORSHIPS HELD
----------------           ---------------------------   ---------------------------------
Nimish S. Bhatt, 43        Treasurer (since 2003)        Senior Vice President and
                                                         Director of Operations, CAM,
                                                         CHLLC, Calamos Advisors and CFS
                                                         (since 2004); Senior Vice
                                                         President, Alternative
                                                         Investments and Tax Services, The
                                                         BISYS Group, Inc., prior thereto

Nick P. Calamos, 45*       Vice President (since 2003)   Senior Executive Vice President
                                                         and Co-Chief Investment Officer,
                                                         CAM, CHLLC, Calamos Advisors and
                                                         CFS

Patrick H. Dudasik, 51     Vice President (since 2003)   Executive Vice President, Chief
                                                         Financial Officer and Treasurer,
                                                         CAM and CHLLC (since 2004),
                                                         Calamos Advisors and CFS (since
                                                         2001); Administrative Officer,
                                                         CAM and CHLLC (2004-2005),
                                                         Calamos Advisors and CFS
                                                         (2001-2005)

James S. Hamman, Jr., 37   Secretary (since 2003)        Executive Vice President,
                                                         Secretary and General Counsel,
                                                         CAM and CHLLC (since 2004),
                                                         Calamos Advisors and CFS (since
                                                         1998); Chief Compliance Officer
                                                         (2004-2005)

Mark Mickey, 55            Chief Compliance Officer      Chief Compliance Officer, Calamos
                           (since 2005)                  Funds (since 2005) and Chief
                                                         Compliance Officer, Calamos
                                                         Advisors (2005-2006); Director of
                                                         Risk Assessment and Internal
                                                         Audit, Calamos Advisors
                                                         (2003-2005); President, Mark
                                                         Mickey Consulting (2002- 2003);
                                                         Executive Vice President and Head
                                                         of Compliance, ABN AMRO, Inc.,
                                                         prior thereto

* Mr. Nick Calamos resigned from the board of trustees effective June 28, 2006.

The mailing address of the Trustees and Officers is Calamos Funds; Attn:
Secretary, 2020 Calamos Court, Naperville, IL 60563-2787

PROXY VOTING POLICIES. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling (800) 582-6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Securities and Exchange Commission's website at www.sec.gov.


    Strategic Total Return Fund
34  ANNUAL REPORT Trustees & Officers

Other Information (unaudited)

CHANGE IN DATE OF 2007 SHAREHOLDER MEETING. The 2007 annual meeting of shareholders of the Fund is expected to be held on June 28, 2007, rather than in March, as it was held in 2006. Any shareholder wishing to submit a proposal for inclusion in the Fund's proxy materials for the 2007 annual meeting must do so not later than February 9, 2007. Any shareholder wishing to submit a proposal in the manner prescribed by Rule 14a-4(c)(1), and therefore outside of the process prescribed by Rule 14a-8, under the Securities Exchange Act of 1934, must submit written notice of such proposal to the Fund not later than April 23, 2007.


                                                 Strategic Total Return Fund
                                             Other Information ANNUAL REPORT  35

                       This page intentionally left blank.

About Closed-End Funds

WHAT IS A CLOSED-END FUND?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund's Board of Directors.

ADVANTAGES OF CLOSED-END FUND INVESTING

- DEFINED ASSET POOL ALLOWS EFFICIENT PORTFOLIO MANAGEMENT--Although closed-end fund shares trade actively on a securities exchange, this doesn't affect the closed-end fund manager because there are no new investors buying into or selling out of the fund's portfolio.

- MORE FLEXIBILITY IN THE TIMING AND PRICE OF TRADES--Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

- LOWER EXPENSE RATIOS--The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

- CLOSED-END STRUCTURE MAKES SENSE FOR LESS-LIQUID ASSET CLASSES--A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

- ABILITY TO PUT LEVERAGE TO WORK--Closed-end funds may issue senior securities (such as preferred stock or debentures) or borrow money to "leverage" their investment positions.

-    NO MINIMUM INVESTMENT REQUIREMENTS

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND                           CLOSED-END FUND
-------------                           ---------------
Issues new shares on an ongoing basis   Issues a fixed number of shares

Issues one class of shares              Can issue senior securities such as
                                        preferred stock and bonds

Sold at NAV plus any sales charge       Price determined by the marketplace

Sold through the fund's distributor     Traded in the secondary market

Fund redeems shares at NAV calculated   Fund does not redeem shares
at the close of business day


                                                 Strategic Total Return Fund
                                        About Closed-End Funds ANNUAL REPORT  37

Leverage

USING LEVERAGE TO ENHANCE TOTAL RETURN

Closed-end funds can use leverage which utilizes borrowed money to increase the return on invested capital. The Fund invests the borrowed assets into securities, which we believe will provide a greater total return to investors than the cost of the borrowing.

HIGHLIGHTS ON LEVERAGE

- Leveraging the portfolio allows the investment team to potentially enhance the income and total returns of the Fund.

- In a rising-rate environment, the cost of leverage typically increases. To protect against increases, the investment team has locked in the cost of leverage for a longer term. In leveraged closed-end funds that invest in interest-rate sensitive securities (high-quality traditional fixed income), rising rates can negatively impact a fund in two ways: increasing the cost of leverage and decreasing the value of securities.

- This portfolio does not have notable sensitivity to rising interest rates. Much of the cost of leverage has been locked in, and the portfolio seeks to invest in securities that should be more economically sensitive and less interest rate-sensitive.

MANAGING THE INTEREST RATE RISK OF LEVERAGE

In general, leverage can expose a closed-end fund to the risk of fluctuations in short-term interest rates. As we discussed in the Investment Team Interview, Calamos Investments has taken steps to mitigate some of this risk to our shareholders. Specifically, we hedged the Fund's preferred shares (used these shares as principal) to enter into interest rate swap agreements. In its simplest form, an interest rate swap involves two parties agreeing to exchange or "swap" one set of cash flows for another set. In essence, the agreement allows a party that desires to avoid a variable rate (Calamos) to pay a fixed rate to a party that desires variability.

THE DEALER MARKET FOR INTEREST RATE SWAPS

                                   (FLOW CHART)

Under these agreements, the Fund pays a potentially higher rate for borrowing initially, but that rate is fixed for a period of three to five years, thereby potentially reducing the interest costs that the Fund would otherwise pay over the period based on a floating or variable rate.


    Strategic Total Return Fund
38  ANNUAL REPORT Leverage

Level Rate Distribution Policy

USING A LEVEL RATE DISTRIBUTION POLICY TO PROMOTE DEPENDABLE INCOME AND TOTAL RETURN

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

MAXIMIZING INVESTMENT WITH AN AUTOMATIC DIVIDEND REINVESTMENT PLAN

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

BENEFITS

- COMPOUNDED GROWTH: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

- POTENTIAL FOR LOWER COMMISSION COSTS: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

- CONVENIENCE: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224 or visit us on the web at www.calamos.com/csq.aspx. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We're pleased to provide our shareholders with the additional benefit of the Fund's Dividend Reinvestment Plan and hope that it may serve your financial plan.


                                                 Strategic Total Return Fund
                                          Level Rate Distribution Policy and
                          Automatic Dividend Reinvestment Plan ANNUAL REPORT  39

The Calamos Investments Advantage

Calamos' history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, maintaining a balance between risk and reward throughout a market cycle.

DISCIPLINED INVESTMENT PHILOSOPHY AND PROCESS

Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the result is nimble dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.

COMPREHENSIVE RISK MANAGEMENT

Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors' capital over the long term.

PROVEN MANAGEMENT TEAM

The Calamos family of mutual funds benefit from our team's decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.

SOUND PROPRIETARY RESEARCH

Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm's research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

    Strategic Total Return Fund
40  ANNUAL REPORT The Calamos Investments Advantage

Calamos Closed-End Funds

INTELLIGENT ASSET ALLOCATION IN FOUR DISTINCT CLOSED-END FUNDS

Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to help further diversify your investment portfolio.

Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

FUND ASSET ALLOCATION AS OF 10/31/06

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND (CHI)

                                   (PIE CHART)

SHORT-TERM INVESTMENTS         1.3%
HIGH YIELD/CORPORATE BONDS   54.08%
CONVERTIBLE SECURITIES        42.2%
COMMON STOCKS                  1.7%

FUND PROFILE

PROVIDING ENHANCED FIXED INCOME POTENTIAL

OBJECTIVE: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

FUND ASSET ALLOCATION AS OF 10/31/06

CALAMOS CONVERTIBLE AND HIGH INCOME FUND (CHY)

                                   (PIE CHART)

SHORT-TERM INVESTMENTS         2.0%
HIGH YIELD/CORPORATE BONDS   58.04%
CONVERTIBLE SECURITIES        39.6%

FUND PROFILE

PROVIDING ENHANCED FIXED INCOME POTENTIAL

OBJECTIVE: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

FUND ASSET ALLOCATION AS OF 10/31/06

CALAMOS STRATEGIC TOTAL RETURN FUND (CSQ)

                                   (PIE CHART)

SHORT-TERM INVESTMENTS         0.6%
HIGH YIELD/CORPORATE BONDS    27.4%
CONVERTIBLE SECURITIES        27.5%
COMMON STOCKS                 44.5%

FUND PROFILE

PROVIDING DEFENSIVE EQUITY

OBJECTIVE: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

FUND ASSET ALLOCATION AS OF 10/31/06

CALAMOS GLOBAL TOTAL RETURN FUND (CGO)

                                   (PIE CHART)

SHORT-TERM INVESTMENTS         0.3%
HIGH YIELD/CORPORATE BONDS    28.3%
CONVERTIBLE SECURITIES        17.2%
COMMON STOCKS                 54.2%

FUND PROFILE

PROVIDING DEFENSIVE GLOBAL EQUITY

OBJECTIVE: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.


                                                 Strategic Total Return Fund
                                      Calamos Closed-End Funds ANNUAL REPORT  41

                          (CALAMOS INVESTMENTS(R) LOGO)

      Calamos Investments - 2020 Calamos Court - Naperville, IL 60563-2787
                        - 800.582.6959 - www.calamos.com

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2006 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn:
Client Services, 2020 Calamos Court, Naperville, IL 60563 or by visiting the SEC website at http://www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On April 27, 2006, the Fund submitted a CEO annual certification to the NYSE on which the Fund's chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund's report to the SEC on Form N-CSR contains certifications by the fund's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund's disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISOR
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, IL

               (C) 2006 Calamos Holdings LLC. All Rights Reserved. Calamos(R), CALAMOS INVESTMENTS(R), Strategies for Serious Money(R)
   and the Calamos(R) logo are registered trademarks of Calamos Holdings LLC.

                                                                CSQANR 1946 2006

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) Not applicable.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, Stephen B. Timbers, David D. Tripple and William Rybak. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligation, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fee - $34,717 and $54,623 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant; annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees - $27,192 and $64,270 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees - $4,850 and $9,296 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

     There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this
Item 4.

(d) All Other Fees - $101,848 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph
(a)-(c) of this Item 4.

     There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)-

(c) of this Item 4, that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(e) (1) Registrant's audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,
(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant's principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

     (2) 100% of the services provided to the registrant described in paragraphs
(b)-(d) of this Item 4 were pre-approved by the audit committee pursuant to paragraphs (e)(1) of this Item 4. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b)-(d) of this Item 4 that were required pre-approved by the audit committee.

(f) No disclosures are required by this Item 4(f).

(g) $106,698 and $9,296 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $31,256 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser. All of the aggregate fees billed by the principal accountant for non-audit services to the registrant's investment adviser relate to services that began prior to the adoption of rules requiring audit committee pre-approval. However, the registrant's audit committee did approve such non-audit services.

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant's audit committee are John E. Neal, Joe F. Hanauer, Weston W. Marsh, William R. Rybak, David D. Tripple and Stephen B. Timbers.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Calamos Advisors LLC ("Calamos"). A description of Proxy Voting Policies and Procedures of ("Calamos") are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of October 31, 2006, the registrant is lead by a team of investment professionals, including the following individuals who are responsible for the day-to-day management of the registrant's portfolio ("portfolio managers"):

                        POSITIONS HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING
         NAME                  REGISTRANT                 PAST FIVE YEARS
         ----           -----------------------   ------------------------------
*John P. Calamos, Sr.   Trustee and President     Chairman, CEO and Co-Chief
                        (since 2003)              Investment Officer, Calamos
                                                  Asset Management, Inc.
                                                  ("CAM"), Calamos Holdings LLC
                                                  ("CHLLC") and Calamos Advisors
                                                  LLC and its predecessor
                                                  ("Calamos Advisors"), and
                                                  President and Co-Chief
                                                  Investment Officer, Calamos
                                                  Financial Services LLC and its
                                                  predecessor ("CFS"); Director,
                                                  CAM

**Nick P. Calamos       Vice President            Senior Executive Vice
                        (since 2003)              President and Co-Chief
                                                  Investment Officer, CAM,
                                                  CHLLC, Calamos Advisors and
                                                  CFS

* John P. Calamos, Sr. is an "interested person" of the registrant as defined in the Investment Company Act of 1940.

**   Nick Calamos resigned from the board of trustees effective June 28, 2006.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31,
2006

                               Registered               Other Pooled
                          Investment Companies       Investment Vehicles         Other Accounts
                       -------------------------   ----------------------   -------------------------
                       Accounts       Assets       Accounts      Assets     Accounts       Assets
                       --------   --------------   --------   -----------   --------   --------------
John P. Calamos, Sr.      18      34,272,794,840       3      157,150,982    24,128    10,943,683,684
Nick P. Calamos           18      34,272,794,840       3      157,150,982    24,128    10,943,683,684

NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE BASED AS OF OCTOBER 31, 2006

                             Registered             Other Pooled
                        Investment Companies     Investment Vehicles       Other Accounts
                       ----------------------   ---------------------   --------------------
                       Accounts      Assets     Accounts     Assets     Accounts     Assets
                       --------   -----------   --------   ----------   --------   ---------
John P. Calamos, Sr.       1      298,575,715       2      95,215,600       1      9,326,764
Nick P. Calamos            1      298,575,715       2      95,215,600       1      9,326,764

The registrant's portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.

Other than potential conflicts between investment strategies, the side-by-side management of both the registrant and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the registrant and another account and allocation of aggregated trades). Calamos has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos will only place cross-trades in securities held by the registrant in accordance with the rules promulgated under the

Investment Company Act of 1940 and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client's account.

(a)(3) The portfolio managers have each entered into employment agreements that provide for compensation in the form of a minimum annual base salary, a maximum discretionary target bonus and participation in various benefits programs. The amounts paid to portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The discretionary target bonus is set at a percentage of base salary. Portfolio performance, as measured by risk-adjusted portfolio performance over a rolling three-year period, is utilized to determine the discretionary target bonus. The portfolio managers are also eligible to receive annual equity awards under a long term incentive compensation program.

(a)(4) As of October 31, 2006, the end of the registrant's most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

PORTFOLIO MANAGER         REGISTRANT
-----------------      ---------------
John P. Calamos, Sr.   Over $1,000,000
Nick P. Calamos        Over $1,000,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                           (C) TOTAL
                                                           NUMBER OF
                                                           SHARES (OR      (D) MAXIMUM NUMBER
                                                             UNITS)         (OR APPROXIMATE
                               (A) TOTAL       (B)        PURCHASED AS      DOLLAR VALUE) OF
                               NUMBER OF     AVERAGE        PART OF        SHARES (OR UNITS)
                              SHARES (OR   PRICE PAID       PUBLICLY        THAT MAY YET BE
                                UNITS)      PER SHARE   ANNOUNCED PLANS   PURCHASED UNDER THE
     PERIOD                    PURCHASED    (OR UNIT)     OR PROGRAMS      PLANS OR PROGRAMS
     ------                   ----------   ----------   ---------------   -------------------
May 1 to May 31                   N/A          N/A            N/A                 N/A
June 1 to June 30                 N/A          N/A            N/A                 N/A

July 1 to July 31                 N/A          N/A            N/A                 N/A
August 1 to August 31             N/A          N/A            N/A                 N/A
September 1 to September 30       N/A          N/A            N/A                 N/A
October 1 to October 31           N/A          N/A            N/A                 N/A
Total                             N/A          N/A            N/A                 N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund


By: /s/ John P. Calamos, Sr.
    ---------------------------------
Name: John P. Calamos, Sr.
Title: Principal Executive Officer

Date: December 26, 2006


By: /s/ Patrick H. Dudasik
    ---------------------------------
Name: Patrick H. Dudasik
Title: Principal Financial Officer

Date: December 26, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Strategic Total Return Fund


By: /s/ John P. Calamos, Sr.
    ---------------------------------
Name: John P. Calamos, Sr.
Title: Principal Executive Officer

Date: December 26, 2006


By: /s/ Patrick H. Dudasik
    ---------------------------------
Name: Patrick H. Dudasik
Title: Principal Financial Officer

Date: December 26, 2006